Exhibit 10i
ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST
IN
CANAL TOWN ASSOCIATES
     The undersigned signatories hereto, hereby certify and state that CANAL TOWN ASSOCIATES, Tax ID No. 16-1308165 (Partnership), is a New York limited partnership conducting business under said name and in said State; that said Partnership is the owner of a six (6) units apartment project located in Canasta, New York, known as M.H. Armstrong Apartments; and that the names and respective interests of the partners in said Partnership are as follows, to wit;
CANAL TOWN DEVELOPMENT CORPORATION, General Partner, owner of a five percent (5%) general partnership interest; and
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, owner of a ninety-five percent (95%) limited partnership interest.
     Now therefore, in consideration of the sum of Ten and No/100 Dollars ($10.00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign a forty-seven & 50/100 percent (47.5%) limited partnership interest in said Partnership unto AFFORDABLE HOUSING PARTNERSHIP NO. 2 (Assignee) and does hereby retain on to itself, a forty-seven & 50/100 percent (47.5%) limited partnership interest in said Partnership.
     In further consideration thereof, said Assignor does hereby allocate unto said Assignee, fifty percent (50%) of the allocations to the limited partners of said Partnership for profits, losses, tax credits and RTO (Return to Owner as defined by U.S.D.A. Rural Development) for the calendar year 2004; and the Assignor does hereby authorize and direct the Partnership to account to the Assignee in the same manner and with the same force and effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledges receipt of a copy of the Partnership agreement, as amended, and by acceptance of this assignment, does herby agree to assume and to timely and faithfully perform all obligations of Assignor arising out of this assignment, and all obligations of a limited partner arising out of said Partnership agreement, as amended, from and after the effective date hereof.
     Nothing contained herein or contained in the Partnership agreement, as amended, shall cause more than an aggregate of fifty percent (50%) of Assignor’s interests in said Partnership to be transferred from the Assignor to the Assignee.

INITIALS: PJM	/s/ PJM	FHN	/s/ FHN

5/10/04
Assignment of 47.5%
Canal Town Associates

     Anything contained herein or in the said Partnership agreement, as amended, to the contrary not withstanding, allocating a greater than fifty percent (50%) Aggregate interest of the Assignor in said Partnership to the Assignee shall be of no force or effect with respect to such greater portion thereof and the Assignor shall continue to hold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership.
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption, and obtained the written consent and approval of the General Partner of said Partnership as set forth below, effective the 1st day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Assignor

BY	/s/ Paul J. Maddock 5/10/04
PAUL J. MADDOCK, President of General Partner,
Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Assignee

BY	/s/ F.H. Northrop
F. H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.
CONSENT OF GENERAL PARTNER
     The undersigned, owner of a five percent (5%) general partnership interest in CANAL TOWN ASSOCIATES, does hereby expressly approve the aforesaid transfer of a forty-seven & 50/100 percent (47.5%) limited partnership interest and the allocations of partnership interests as set forth above, and consents to the inclusion of AFFORDABLE HOUSING PARTNERSHIP NO. 2 as an additional limited partner of said Partnership.

CANAL TOWN DEVELOPMENT CORPORATION,
General Partner

By

President
Assignment of 47.5%
Canal Town Associates

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST
IN
CLE ELUM APARTMENT ASSOCIATES
     The undersigned signatories hereto, hereby certify and state that CLE ELUM APARTMENT ASSOCIATES, Tax ID No. 91-1365708 (Partnership), is a Washington limited partnership conducting business under said name and in said State; that said Partnership is the owner of a twenty (20) units apartment project located in Cle Elum, Washington, known as Cle Elum Manor Apartments; and that the names and respective interests of the partners in said Partnership are as follows, to wit;
MARY E. CASASSA, General Partner, owner of a five percent (5%) general partnership interest; and
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, owner of a ninety-five percent (95%) limited partnership interest.
     Now therefore, in consideration of the sum of Ten and No/100 Dollars ($10.00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign a forty-seven & 50/100 percent (47.5%) limited partnership interest in said Partnership unto AFFORDABLE HOUSING PARTNERSHIP NO. 2 (Assignee) and does hereby retain on to itself, a forty-seven & 50/100 percent (47.5%) limited partnership interest in said Partnership.
     In further consideration thereof, said Assignor does hereby allocate unto said Assignee, fifty percent (50%) of the allocations to the limited partners of said Partnership for profits, losses, tax credits and RTO (Return to Owner as defined by U.S.D.A. Rural Development) for the calendar year 2004; and the Assignor does hereby authorize and direct the Partnership to account to the Assignee in the same manner and with the same force and effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledges receipt of a copy of the Partnership agreement, as amended, and by acceptance of this assignment, does herby agree to assume and to timely and faithfully perform all obligations of Assignor arising out of this assignment, and all obligations of a limited partner arising out of said Partnership agreement, as amended, from and after the effective date hereof.
     Nothing contained herein or contained in the Partnership agreement, as amended, shall cause more than an aggregate of fifty percent (50%) of Assignor’s interests in said Partnership to be transferred from the Assignor to the Assignee.

INITIALS: PJM	/s/ PJM	FHN	/s/ FHN

5/10/04
Assignment of 47.5%
Cle Elum Apartment Associates

     Anything contained herein or in the said Partnership agreement, as amended, to the contrary not withstanding, allocating a greater than fifty percent (50%) Aggregate interest of the Assignor in said Partnership to the Assignee shall be of no force or effect with respect to such greater portion thereof and the Assignor shall continue to hold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership.
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption, and obtained the written consent and approval of the General Partner of said Partnership as set forth below, effective the 1st day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Assignor

BY	/s/ Paul J. Maddock 5/10/04
PAUL J. MADDOCK, President of General Partner,
Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Assignee

BY	/s/ F.H. Northrop
F. H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.
CONSENT OF GENERAL PARTNER
     The undersigned, owner of a five percent (5%) general partnership interest in CLE ELUM APARTMENT ASSOCIATES, does hereby expressly approve the aforesaid transfer of a forty-seven & 50/100 percent (47.5%) limited partnership interest and the allocations of partnership interests as set forth above, and consents to the inclusion of AFFORDABLE HOUSING PARTNERSHIP NO. 2 as an additional limited partner of said Partnership.

MARY E. CASSASSA, General Partner
Assignment of 47.5%
Cle Elum Apartment Associates

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST
IN
CLEVELAND COURTS, LTD,
     The undersigned signatories hereto, hereby certify and state that CLEVELAND COURTS, LTD., Tax ID No. 64-0731601 (Partnership), is a Mississippi limited partnership conducting business under said name and in said State; that said Partnership is the owner of an eighteen (18) unit apartment project located in Cleveland, Mississippi, known as Cleveland Court Apartments; and that the names and respective interests of the partners in said Partnership are as follows, to wit:
J. T. LANGSTON, General Partner, owner of a one percent (1%) general partnership interest; and
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, owner of a ninety-nine percent (99%) limited partnership interest,
     Now therefore, in consideration of the sum of Ten and No/100 Dollars ($10,00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign a thirty-three percent (33%) limited partnership interest in said Partnership unto AFFORDABLE HOUSING PARTNERSHIP NO. 2 (Assignee) and does hereby retain on to itself; a sixty-six percent (66%) limited partnership interest in said Partnership.
     In further consideration thereof, said Assignor does hereby allocate unto said Assignee, a proportionate share of the allocations to the limited partners of said Partnership for profits, losses, tax credits and RTO (Return to Owner as defined by U.S.D.A. Rural Development) for the calendar year 2004; and the Assignor does hereby authorize and direct the Partnership to account to the Assignee in the same manner and with the same force and effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledges receipt of a copy of the Partnership agreement, as amended, and by acceptance of this assignment, does hereby agree to assume and to timely and faithfully perform all obligations of Assignor arising out of this assignment, and all obligations of a limited partner arising out of said Partnership agreement, as amended, from and after the effective date hereof.
     Nothing contained herein or contained in the Partnership agreement amended, shall cause more than an aggregate of thirty-three percent (33%) of Assignor’s interests in said Partnership to be transferred from the Assignor to the Assignee.

INITIALS: PJM	/s/ PJM	FHN	/s/ FHN

7/29/04
Assignment of 33%
Cleveland Courts

     Anything contained herein or in the said Partnership agreement, as amended, to the contrary not withstanding, allocating a greater than thirty-three percent (33%) aggregate interest of the Assignor in said Partnership to the Assignee shall be of no force or effect with respect to such greater portion thereof and the Assignor shall continue to hold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership.
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption, and obtained the written consent and approval of the General Partner of said Partnership as set forth below, effective the 15th day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Assignor

BY	/s/ Paul J. Maddock 7/29/04
PAUL J. MADDOCK, President of General Partner,
Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Assignee

BY	/s/ F.H. Northrop
F. H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.
CONSENT OF GENERAL PARTNER
     The undersigned, owner of the general partnership interests in CLEVELAND COURTS, LTD., does hereby expressly approve the aforesaid transfer of a thirty-three percent (33%) limited partnership interest and the allocations of partnership interests as set forth above, and consent to the inclusion of AFFORDABLE HOUSING PARTNERSHIP NO. 2 as an additional limited partner of said Partnership.

J. T. LANGSTON, 1% General Partner
Assignment of 33%
Cleveland Courts

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST
IN
EAST MAGNOLIA VILLAGE, L.P.
     The undersigned signatories hereto, hereby certify and state that EAST MAGNOLIA VILLAGE, L.P., Tax ID No. 64-0699384 (Partnership), is a Mississippi limited partnership conducting business under said name and in said State; that said Partnership is the owner of a twenty-four (24) units apartment project located in Port Gibson, Mississippi, known as EAST MAGNOLIA VILLAGE; and that the names and respective interests of the partners in said Partnership are as follows, to wit:
J & A, INC., General Partner, owner of a one percent (1%) general partnership interest; and
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, owner of a ninety-nine percent (99%) limited partnership interest.
     Now therefore, in consideration of the sum of Ten and No/100 Dollars ($10.00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign a forty-nine & 50/100 percent (49.5%) limited partnership interest in said Partnership unto AFFORDABLE HOUSING PARTNERSHIP NO. 2 (Assignee) and does hereby retain on to itself, a forty-nine & 50/100 percent (49.5%) limited partnership interest in said Partnership.
     In further consideration thereof, said Assignor does hereby allocate unto said Assignee, fifty percent (50%) of the allocations to the limited partners of said Partnership for profits, losses, tax credits and RTO (Return to Owner as defined by U.S.D.A. Rural Development) for the calendar year 2004; and the Assignor does hereby authorize and direct the Partnership to account to the Assignee in the same manner and with the same force and effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledges receipt of a copy of the Partnership agreement, as amended, and by acceptance of this assignment, does herby agree to assume and to timely and faithfully perform all obligations of Assignor arising out of this assignment, and all obligations of a limited partner arising out of said Partnership agreement, as amended, from and after the effective date hereof.
     Nothing contained herein or contained in the Partnership agreement, as amended, shall cause more than an aggregate of fifty percent (50%) of Assignor’s interests in said Partnership to be transferred from the Assignor to the Assignee.

INITIALS: PJM	/s/ PJM	FHN	/s/ FHN

5/10/04
Assignment of 49.5%
East Magnolia Village, L.P.

     Anything contained herein or in the said Partnership agreement, as amended, to the contrary not withstanding, allocating a greater than fifty percent (50%) Aggregate interest of the Assignor in said Partnership to the Assignee shall be of no force or effect with respect to such greater portion thereof and the Assignor shall continue to hold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership.
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption, and obtained the written consent and approval of the General Partner of said Partnership as set forth below, effective the 1st day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Assignor

BY	/s/ PAUL MADDOCK 5/10/04
PAUL J. MADDOCK, President of General Partner,
Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Assignee

BY	/s/ F. H. NORTHROP
F. H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.
CONSENT OF GENERAL PARTNER
     The undersigned, owner of a one percent (1%) general partnership interest in East Magnolia Village, L.P., does hereby expressly approve the aforesaid transfer of a forty-nine & 50/100 percent (49.5%) limited partnership interest and the allocations of partnership interests as set forth above, and consents to the inclusion of AFFORDABLE HOUSING PARTNERSHIP NO. 2 as an additional limited partner of said Partnership.

J & A, INC., General Partner

BY

President
Assignment of 49.5%
East Magnolia Village, L,.P,

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST
IN
ELLIOTT MANOR, LTD.
     The undersigned signatories hereto, hereby certify and state that ELLIOTT MANOR, LTD., Tax ID No. 61-1213080 (Partnership), is a Kentucky limited partnership conducting business under said name and in said State; that said Partnership is the owner of a twenty-four (24) unit apartment project located in Sandy Hook, Kentucky, known as Elliott Manor Apartments; and that the names and respective interests of the partners in said Partnership are as follows, to wit;
WWW II, LLC, General Partner, owner of a one percent (1%) general partnership interest; and
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, owner of a ninety-nine percent (99%) limited partnership interest,
     Now therefore, in consideration of the sum of Ten and No/100 Dollars ($ 10.00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign a thirty-three percent (33%) limited partnership interest in said Partnership unto AFFORDABLE HOUSING PARTNERSHIP NO. 2 (Assignee) and does hereby retain on to itself, a sixty-six percent (66%) limited partnership interest in said Partnership.
     In further consideration thereof, said Assignor does hereby allocate unto said Assignee, a proportionate share of the allocations to the limited partners of said Partnership for profits, losses, tax credits and RTO (Return to Owner as defined by U.S.D.A. Rural Development) for the calendar year 2004; and the Assignor does hereby authorize and direct the Partnership to account to the Assignee in the same manner and with the same force said effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledges receipt of a copy of the Partnership agreement, as amended, and by acceptance of this assignment, does hereby agree to assume and to timely and faithfully perform, all obligations of Assignor arising out of this assignment, and all obligations of a limited partner arising out of said Partnership agreement, as amended, from and after the effective date hereof.
     Nothing contained herein or contained in the Partnership agreement amended, shall cause more than an aggregate of thirty-three percent (33%) of Assignor’s interests in said Partnership to be transferred from the Assignor to the Assignee.

INITIALS: PJM	/s/ PJM	FHN	/s/ FHN

7/29/04
Assignment of 33%
Elliott Manor

     Anything contained herein or in the said Partnership agreement, as amended, to the contrary not withstanding, allocating a greater than thirty-three percent (33%) aggregate interest of the Assignor in said Partnership to the Assignee shall be of no force or effect with respect to such greater portion thereof and the Assignor shall continue to hold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership.
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption, and obtained the written consent and approval of the General Partner of said Partnership as set forth below, effective the 15th day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Assignor

BY	/s/ PAUL J. MADDOCK 7/29/04
PAUL J. MADDOCK, President of General Partner,
Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Assignee

BY	/s/ F. N. NORTHROP
F. N. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.
CONSENT OF GENERAL PARTNER
The undersigned, owner of the general partnership interests in ELLIOTT MANOR, LTD., does hereby expressly approve the aforesaid transfer of a thirty-three percent (33%) limited partnership interest and the allocations of partnership interests as set forth above, and consent to the inclusion of AFFORDABLE HOUSING PARTNERSHIP NO. 2 as an additional limited partner of said Partnership.

WWW II, LLC, 1% General Partner

By
CAROL WORSHAM, Manager
Assignment of 33%
Elliott Manor

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST
IN
FRANKLIN VISTA II, LTD.
     The undersigned signatories hereto, hereby certify and state that FRANKLIN VISTA II, LTD., Tax ID No. 85-0359232 (Partnership), is a New Mexico limited partnership conducting business under said name and in said State; that said Partnership is the owner of a twenty-Eight (28) unit apartment project located in Anthony, New Mexico, known as Franklin Vista II Apartments; and that the names and respective interests of the partners in said Partnership are as follows, to wit:
JACK L. CURRY, General Partner, owner of a two & 50/100 percent interest (2.5%) general partnership interest;
LINDSAY B. HOLT, General Partner, owner of a one & 666/1000 percent (1.666%) general partnership interest:
J. SCOTT FISHBURN, General Partner, owner of a zero & 834/1000 percent (0.834%) general partnership interest; and
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, owner of a ninety-five percent (95%) limited partnership interest.
     Now therefore, in consideration of the sum of Ten and No/100 Dollars ($10.00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign a forty-seven & 50/100 percent (47.5%) limited partnership interest in said Partnership unto AFFORDABLE HOUSING PARTNERSHIP NO. 2 (Assignee) and does hereby retain on to itself, a forty-seven & 50/100 percent (47.5%) limited partnership interest in said Partnership.
     In further consideration thereof, said Assignor does hereby allocate unto said Assignee, fifty percent (50%) of the allocations to the limited partners of said Partnership for profits, losses, tax credits and RTO (Return to Owner as defined by U.S.D.A. Rural Development) for the calendar year 2004; and the Assignor does hereby authorize and direct the Partnership to account to the Assignee in the same manner and with the same force and effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledges receipt of a copy of the Partnership agreement, as amended, and by acceptance of this assignment, does herby agree to assume and to timely and faithfully perform all obligations of Assignor arising out of this assignment, and all obligations of a limited partner arising out of said Partnership agreement, as amended, from and after the effective date hereof.

INITIALS: PJM	/s/ PJM	FHN	/s/ FHN

5/10/04
Assignment of 47.5%
Franklin Vista II, Ltd.

     Nothing contained herein or contained in the Partnership agreement, as amended, shall cause more than an aggregate of fifty percent (50%) of Assignor’s interests in said Partnership to be transferred from the Assignor to the Assignee.
     Anything contained herein or in the said Partnership agreement, as amended, to the contrary not withstanding, allocating a greater than fifty percent (50%) Aggregate interest of the Assignor in said Partnership to the Assignee shall be of no force or effect with respect to such greater portion thereof and the Assignor shall continue to hold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership.
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption, and obtained the written consent and approval of the General Partner of said Partnership as set forth below, effective the 1st day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Assignor

BY	/s/ PAUL J. MADDOCK 5/10/04
PAUL J. MADDOCK, President of General Partner,
Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Assignee

BY	/s/ F. H. NORTHROP
F. H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.
CONSENT OF GENERAL PARTNERS
     The undersigned, owners of the general partnership interests in FRANKLIN VISTA II, LTD., do hereby expressly approve the aforesaid transfer of a forty-seven & 50/100 percent (47.5%) limited partnership interest and the allocations of partnership interests as set forth above, and consent to the inclusion of AFFORDABLE HOUSING PARTNERSHIP NO. 2 as an additional limited partner of said Partnership.

JACK L. CURRY, 2.5% General Partner

LINDSAY B. HOLT, 1.666% General Partner

J. SCOTT FISHBURN, 0.834% General Partner
Assignment of 47.5%
Franklin Vista II, Ltd.

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST
IN
GILMAN SENIOR APARTMENTS, L. P.
     The undersigned signatories hereto, hereby certify and state that GILMAN SENIOR APARTMENTS, L.P., Tax ID No. 43-1546702 (Partnership), is a Missouri limited partnership conducting business under said name and in said State; that said Partnership is the owner of a six (6) unit apartment project located in Gilman City, Missouri, known as Gilman Senior Apartments; and that the names and respective interests of the partners in said Partnership are as Follows, to wit:
MURRAY CHILDERS, General Partner, owner of a one percent (1%) general partnership interest; and
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, owner of a ninety-nine percent (99%) limited partnership interest,
     Now therefore, in consideration of the sum of Ten and No/100 Dollars ($10.00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign a thirty-two and one-half percent (32.5%) limited partnership interest in said Partnership unto AFFORDABLE HOUSING PARTNERSHIP NO. 2 (Assignee) and does hereby retain to itself, a sixty-six and one-half percent (66.5%) limited partnership interest in said Partnership.
     In further consideration thereof, said Assignor does hereby allocate unto said Assignee, a proportionate share of the allocations to the limited partners of said Partnership for profits, losses, tax credits and RTO (Return to Owner as defined by U.S.D.A. Rural Development) for the calendar year 2004; and the Assignor does hereby authorize and direct the partnership to account to the Assignee in the same manner and with the same force and effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledges receipt of a copy of the Partnership agreement, as amended, and by acceptance of this assignment, does hereby agree to assume and to timely and faithfully perform all obligations of Assignor arising out of this assignment, and all obligations of a limited partner arising out of said Partnership agreement, as amended, from and after the effective date hereof.
     Nothing contained herein or contained in the Partnership agreement amended, shall cause more than an aggregate of thirty-two and one-half percent (32.5%) of Assignor’s interests in said Partnership to be transferred from the Assignor to the Assignee.

INITIALS: PJM	/s/ PJM	FHN	/s/ FHN

7/29/04
Assignment of 30.5%
Gilmnan Senior

     Anything contained herein or in the said Partnership agreement, as amended, to the contrary not withstanding, allocating a greater than thirty-two and one-half percent (32.5%) Aggregate interest of the Assignor in said Partnership to the Assignee shall be of no force or effect with respect to such greater portion thereof and the Assignor shall continue to hold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership,
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption, and obtained the written consent and approval of the General Partner of said Partnership as set forth below, effective the 15th day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Assignor

BY	/s/ PAUL J. MADDOCK 7/29/04
PAUL J. MADDOCK, President of General Partner,
Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Assignee

BY	/s/ F. H. NORTHROP
F. H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.
CONSENT OF GENERAL PARTNER
The undersigned, owner of the general partnership interests in GILMAN SENIOR APARTMENTS, L.P., does hereby expressly approve the aforesaid transfer of a thirty-two and one-half percent (32.5%) limited partnership interest and the allocations of partnership interests as set forth above, and consent to the inclusion of AFFORDABLE HOUSING PARTNERSHIP NO. 2 as an additional limited partner of said Partnership.

MURRAY CHTLDERS, 1% General Partner
Assignment of 30.5%
Gilmott Senior

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST
IN
HITCHCOCK HOUSING, LTD.
     The undersigned signatories hereto, hereby certify and state that HITCHCOCK HOUSING, LTD, Tax ID No. 76-0136950 (Partnership), is a Texas limited partnership conducting business under said name and in said State; that said Partnership is the owner of a forty (40) units apartment project located in Hitchcock, Texas known as Mesquete Woods Apartments; and that the names and respective interests of the partners in said Partnership are as follows, to wit:
MARION TOMPKINS, General Partner, owner of a five percent (5%) general partnership interest; and
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, owner of a ninety-five percent (95%) limited partnership interest.
     Now therefore, in consideration of the sum of Ten and No/100 Dollars ($10.00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign a forty-seven & 50/100 percent (47.5%) limited partnership interest in said Partnership unto AFFORDABLE HOUSING PARTNERSHIP NO. 2 (Assignee) and does hereby retain on to itself, a forty-seven & 50/100 percent (47.5%) limited partnership interest in said Partnership.
     In further consideration thereof, said Assignor does hereby allocate unto said Assignee, fifty percent (50%) of the allocations to the limited partners of said Partnership for profits, losses, tax credits and RTO (Return to Owner as defined by U.S.D.A. Rural Development) for the calendar year 2004; and the Assignor does hereby authorize and direct the Partnership to account to the Assignee in the same manner and with the same force and effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledges receipt of a copy of the Partnership agreement, as amended, and by acceptance of this assignment, does herby agree to assume and to timely and faithfully perform all obligations of Assignor arising out of this assignment, and all obligations of a limited partner arising out of said Partnership agreement, as amended, from and after the effective date hereof.
     Nothing contained herein or contained in the Partnership agreement, as amended, shall cause more than an aggregate of fifty percent (50%) of Assignor’s interests in said Partnership to be transferred from the Assignor to the Assignee.

INITIALS: PJM	/s/ PJM	FHN	/s/ FHN

5/10/04
Assignment of 47.5%
Hitchcock Housing, Ltd.

     Anything contained herein or in the said Partnership agreement, as amended, to the contrary not withstanding, allocating a greater than fifty percent (50%) Aggregate interest of the Assignor in said Partnership to the Assignee shall be of no force or effect with respect to such greater portion thereof and the Assignor shall continue to hold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership.
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption, and obtained the written consent and approval of the General Partner of said Partnership as set forth below, effective the 1st day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Assignor

BY	/s/ PAUL J. MADDOCK 5/10/04
PAUL J. MADDOCK, President of General Partner,
Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Assignee

BY	/s/ F. H. NORTHROP
F. H. NORTHROP, President of Managing Partner,

Affordable Housing For America, Inc.
CONSENT OF GENERAL PARTNER
     The undersigned, owner of a five percent (5%) general partnership interest in HITCHCOCK HOUSING, LTD. does hereby expressly approve the aforesaid transfer of a forty-seven & 50/100 percent (47.5%) limited partnership interest and the allocations of partnership interests as set forth above, and consents to the inclusion of AFFORDABLE HOUSING PARTNERSHIP NO. 2 as an additional limited partner of said Partnership.

MARION TOMPKINS, General Partner
Assignment of 47.5%
Hitchcock Housing, Ltd.

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST
IN
HURRICANE, LTD.
     The undersigned signatories hereto, hereby certify and state that HURRICANE, LTD., Tax ID No. 88-0209793 (Partnership), is a Utah limited partnership conducting business under said name and in said State; that said Partnership is the owner of a twenty four (24) unit apartment project located in Hurricane, Utah known as Hurricane Apartments; and that the names and respective interests of the partners in said Partnership are as follows, to wit:
JACQUELIN S. RAYSON, General Partner, owner of a two & 50/100 percent (2.5%) general partnership interest;
ARTHUR D. SARTINI, General Partner, owner of a two & 50/100 percent (2.5%) general partnership interest; and
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, owner of a ninety-five percent (95%) limited partnership interest.
     Now therefore, in consideration of the sum of Ten and No/100 Dollars ($10.00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign a forty-seven percent (47%) limited partnership interest in said Partnership unto AFFORDABLE HOUSING PARTNERSHIP NO. 2 (Assignee) and does hereby retain on to itself, a forty-eight percent (48%) limited partnership interest in said Partnership.
     In further consideration thereof, said Assignor does hereby allocate unto said Assignee, a proportionate share of the allocations to the limited partners of said Partnership for profits, losses, tax credits and RTO (Return to Owner as defined by U.S.D.A. Rural Development) for the calendar year 2004; and the Assignor does hereby authorize and direct the Partnership to account to the Assignee in the same manner and with the same force and effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledges receipt of a copy of the Partnership agreement, as amended, and by acceptance of this assignment, does herby agree to assume and to timely and faithfully perform all obligations of Assignor arising out of this assignment, and all obligations of a limited partner arising out of said Partnership agreement, as amended, from and after the effective date hereof.

INITIALS: PJM	/s/ PJM	FHN	/s/ FHN

Assignment of 47%
Hurricane, Ltd.

     Nothing contained herein or contained in the Partnership agreement, as amended, shall cause more than an aggregate of fifty percent (50%) of Assignor’s interests in said Partnership to be transferred from the Assignor to the Assignee.
     Anything contained herein or in the said Partnership agreement, as amended, to the contrary not withstanding, allocating a greater than fifty percent (50%) Aggregate interest of the Assignor in said Partnership to the Assignee shall be of no force or effect with respect to such greater portion thereof and the Assignor shall continue to hold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership.
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption, and obtained the written consent and approval of the General Partner of said Partnership as set forth below, effective the 15th day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Assignor

BY	/s/ PAUL J. MADDOCK 4/30/04
PAUL J. MADDOCK, President of General Partner,
Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Assignee

BY	/s/ F. H. NORTHROP
F. H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.
CONSENT OF GENERAL PARTNERS
     The undersigned, owners of the general partnership interests in HURRICANE, LTD., do hereby expressly approve the aforesaid transfer of a forty-seven percent (47%) limited partnership interest and the allocations of partnership interests as set forth above, and consent to the inclusion of AFFORDABLE HOUSING PARTNERSHIP NO. 2 as an additional limited partner of said Partnership.

JACQUELIN S. RAYSON, 2.5% General Partner

ARTHUR D. SARTINI, 2.5% General Partner
Assignment of 47%
Hurricane, Ltd.

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST
IN
KENT SUMMIT, LTD.
     The undersigned signatories hereto, hereby certify and state that KENT SUMMIT, LTD., Tax ID No. 61-1200457 (Partnership), is a Kentucky limited partnership conducting business under said name and in said State; that said Partnership is the owner of an eight (8) unit apartment project located in Kent Summit, Kentucky, known as Kent Summit Apartments; and that the names and respective interests of the partners in said Partnership are as follows, to wit:
WWW II, LLC, General Partner, owner of a one percent (1%) general partnership interest; and
BAYHELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, owner of a ninety-nine percent (99%) limited partnership interest,
     Now therefore, in consideration of the sum of Ten and No/100 Dollars ($10.00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign a thirty-three percent (33%) limited partnership interest in said Partnership unto AFFORDABLE HOUSING PARTNERSHIP NO. 2 (Assignee) and does hereby retain on to itself, a sixty-six percent (66%) limited partnership interest in said Partnership.
     In further consideration thereof, said Assignor does hereby allocate unto said Assignee, a proportionate share of the allocations to the limited partners of said Partnership for profits, losses, tax credits and RTO (Return to Owner as defined by U.S.D A Rural Development) for the calendar year 2004; and the Assignor does hereby authorize and direct the Partnership to account to the Assignee in the same manner and with the same force and effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledges receipt of a copy of the Partnership agreement, as amended, and by acceptance of this assignment, does hereby agree to assume and to timely and faithfully perform all obligations of Assignor arising out of this assignment, and all obligations of a limited partner arising out of said Partnership agreement, as amended, from and after the effective date hereof.
     Nothing contained herein or contained in the Partnership agreement amended, shall cause more than an aggregate of thirty-three percent (33%) of Assignor’s interests in said Partnership to be transferred from the Assignor to the Assignee.
INITIALS: PJM /s/ PJM FHN /s/ FHN
7/29/04
Assignment of 33%
Kent Summit

     Anything contained herein or in the said Partnership agreement, as amended, to the contrary not withstanding, allocating a greater than thirty-three percent (33%) aggregate interest of the Assignor in said Partnership to the Assignee shall be of no force or effect with respect to such greater portion thereof and the Assignor shall continue to hold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership.
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption, and obtained the written consent and approval of the General Partner of said Partnership as set forth below, effective the 15th day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Assignor

By	/s/ Paul J. Maddock 7/29/04

PAUL J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2, Assignee

By	/s/ F. N. Northrop

F. N. NORTHROP, President of Managing Partner, Affordable Housing For America, Inc.
CONSENT OF GENERAL PARTNER
The undersigned, owner of the general partnership interests in KENT SUMMIT, LTD., does hereby expressly approve the aforesaid transfer of a thirty-three percent (33%) limited partnership interest and the allocations of partnership interests as set forth above, and consent to the inclusion of AFFORDABLE HOUSING PARTNERSHIP NO. 2 as an additional limited partner of said Partnership.

WWW II, LLC, 1% General Partner

By

CAROL WORSHAM, Manager
Assignment of 33%
Kent Summit

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST
IN
KINGSWQOD II, LTD.
     The undersigned signatories hereto, hereby certify and state that KINGSWOOD II, LTD., Tax ID No. 64-0748372 (Partnership), is a Mississippi limited partnership, conducting business under said name and in said State; that said Partnership is the owner of a twenty four (24) units apartment project located in Mt. Olive, Mississippi known as Kingswood II Apartments; and that the names and respective interests of the partners in said Partnership are as follows, to wit:
HARRISON FORD, General Partner, owner of a two & 50/100 percent (2.5%) general partnership interest;
T. L. PITTMAN, General Partner, owner of a two & 50/100 percent (2.5%) general partnership interest; and
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, owner of a ninety-five percent (95%) limited partnership interest.
     Now therefore, in consideration of the sum of Ten and No/100 Dollars ($10.00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign a forty-seven & 50/100 percent (47.5%) limited partnership interest in said Partnership unto AFFORDABLE HOUSING PARTNERSHIP NO. 2 (Assignee) and does hereby retain on to itself, a forty-seven & 50/100 percent (47.5%) limited partnership interest in said Partnership.
     In further consideration thereof, said Assignor does hereby allocate unto said Assignee, fifty percent (50%) of the allocations to the limited partners of said Partnership for profits, losses, tax credits and RTO (Return to Owner as defined by U.S.D.A. Rural Development) for the calendar year 2004; and the Assignor does hereby authorize and direct the Partnership to account to the Assignee in the same manner and with the same force and effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledges receipt of a copy of the Partnership agreement, as amended, and by acceptance of this assignment, does herby agree to assume and to timely and faithfully perform all obligations of Assignor arising out of this assignment, and all obligations of a limited partner arising out of said Partnership agreement, as amended, from and after the effective date hereof.
INITIALS: PJM /s/ PJM FHN /s/ FHN
5/10/04
Assignment of 47.5%
Kingswood II, Ltd.

     Nothing contained herein or contained in the Partnership agreement, as amended, shall cause more than an aggregate of fifty percent (50%) of Assignor’s interests in said Partnership to be transferred from the Assignor to the Assignee.
     Anything contained herein or in the said Partnership agreement, as amended, to the contrary not withstanding, allocating a greater than fifty percent (50%) Aggregate interest of the Assignor in said Partnership to the Assignee shall be of no force or effect with respect to such greater portion thereof and the Assignor shall continue to hold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership.
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption, and obtained the written consent and approval of the General Partner of said Partnership as set forth below, effective the 1st day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Assignor

By	/s/ Paul J. Maddock 5/10/04

PAUL J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2, Assignee

By	/s/ F. H. NORTHROP

F. H. NORTHROP, President of Managing Partner, Affordable Housing For America, Inc.
CONSENT OF GENERAL PARTNERS
     The undersigned, owners of the general partnership interests in KINGSWOOD II, LTD., do hereby expressly approve the aforesaid transfer of a forty-seven & 50/100 percent (47.5%) limited partnership interest and the allocations of partnership interests as set forth above, and consent to the inclusion of AFFORDABLE HOUSING PARTNERSHIP NO. 2 as an additional limited partner of said Partnership.

HARRISON FORD, 2.5% General Partner

T. L. PTIIMAN, 2.5% General Partner
Assignment of 47.5%
Kingswood II, Ltd.

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST
IN
LAKECREST, LTD.
     The undersigned signatories hereto, hereby certify and state that LAKECREST, LTD., Tax ID No. 61-1059430 (Partnership), is a Kentucky limited partnership conducting business under said name and in said State; that said Partnership is the owner of a thirty six (36) units apartment project located in Elizabethtown, Kentucky known as Lakecrest Apartments; and that the names and respective interests of the partners in said Partnership are as follows, to wit:
EDWARD L. STRANEY, General Partner, owner of a five percent (5%) general partnership interest; and
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, owner of a ninety-five percent (95%) limited partnership interest.
     Now therefore, in consideration of the sum of Ten and No/100 Dollars ($10.00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign a forty-four & 50/100 percent (44.5%) limited partnership interest in said Partnership unto AFFORDABLE HOUSING PARTNERSHIP NO. 2 (Assignee) and does hereby retain on to itself, a fifty & 50/100 percent (50.5%) limited partnership interest in said Partnership.
     In further consideration thereof, said Assignor does hereby allocate unto said Assignee, a proportionate share of the allocations to the limited partners of said Partnership for profits, losses, tax credits and RTO (Return to Owner as defined by U.S.D.A. Rural Development) for the calendar year 2004; and the Assignor does hereby authorize and direct the Partnership to account to the Assignee in the same manner and with the same force and effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledges receipt of a copy of the Partnership agreement, as amended, and by acceptance of this assignment, does herby agree to assume and to timely and faithfully perform all obligations of Assignor arising out of this assignment, and all obligations of a limited partner arising out of said Partnership agreement, as amended, from and after the effective date hereof.
     Nothing contained herein or contained in the Partnership agreement, as amended, shall cause more than an aggregate of fifty percent (50%) of Assignor’s interests in said Partnership to be transferred from the Assignor to the Assignee.
INITIALS: PJM /s/ PJM FHN /s/ FHN
Assignment of 44.5%
Lakecrest, Ltd.

     Anything contained herein or in the said Partnership agreement, as amended, to the contrary not withstanding, allocating a greater than fifty percent (50%) Aggregate interest of the Assignor in said Partnership to the Assignee shall be of no force or effect with respect to such greater portion thereof and the Assignor shall continue to hold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership.
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption, and obtained the written consent and approval of the General Partner of said Partnership as set forth below, effective the 15th day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Assignor

By	/s/ Paul J. Maddock 6/30/04

PAUL J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2, Assignee

By	/s/ F. H. Northrop

F. H. NORTHROP, President of Managing Partner, Affordable Housing For America, Inc.
CONSENT OF GENERAL PARTNER
     The undersigned, owner of a five percent (5%) general partnership interest in LAKECREST, LTD. does hereby expressly approve the aforesaid transfer of a forty-four & 50/100 percent (44.5%) limited partnership interest and the allocations of partnership interests as set forth above, and consents to the inclusion of AFFORDABLE HOUSING PARTNERSHIP NO. 2 as an additional limited partner of said Partnership.

EDWARD L. STRANEY, General Partner
Assignment of 44.5%
Lakecrest, Ltd.

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST
IN
LAUREL WOOD APARTMENTS, L.P.
     The undersigned signatories hereto, hereby certify and state that LAUREL WOOD APARTMENTS, L.P., Tax ID No. 61-1213931 (Partnership), is a Tennessee limited partnership conducting business under said name and in said State; that said Partnership is the owner of a thirty five (35) unit apartment project located in Collierville, Tennessee known as Laurel Wood Apartments; and that the names and respective interests of the partners in said Partnership are as follows, to wit:
JIM A. WATKINS, General Partner, owner of a three & 984/1000 percent (3.984%) general partnership interest;
ARVIL DOBSON, General Partner, owner of a one & 16/1000 percent (1.016%) general partnership interest; and
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, owner of a ninety-five percent (95%) limited partnership interest.
     Now therefore, in consideration of the sum of Ten and No/100 Dollars ($10.00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign a forty-seven & 50/100 percent (47.5%) limited partnership interest in said Partnership unto AFFORDABLE HOUSING PARTNERSHIP NO. 2 (Assignee) and does hereby retain on to itself, a forty-seven & 50/100 percent (47.5%) limited partnership interest in said Partnership.
     In further consideration thereof, said Assignor does hereby allocate unto said Assignee, fifty percent (50%) of the allocations to the limited partners of said Partnership for profits, losses, tax credits and RTO (Return to Owner as defined by U.S.D.A. Rural Development) for the calendar year 2004; and the Assignor does hereby authorize and direct the Partnership to account to the Assignee in the same manner and with the same force and effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledges receipt of a copy of the Partnership agreement, as amended, and by acceptance of this assignment, does herby agree to assume and to timely and faithfully perform all obligations of Assignor arising out of this assignment, and all obligations of a limited partner arising out of said Partnership agreement, as amended, from and after the effective date hereof.
INITIALS: PJM /s/ PJM         FHN /s/ FHN
5/10/04
Assignment of 47.5%
Laurel Wood Apartments, L.P.

     Nothing contained herein or contained in the Partnership agreement, as amended, shall cause more than an aggregate of fifty percent (50%) of Assignor’s interests in said Partnership to be transferred from the Assignor to the Assignee.
     Anything contained herein or in the said Partnership agreement, as amended, to the contrary not withstanding, allocating a greater than fifty percent (50%) Aggregate interest of the Assignor in said Partnership to the Assignee shall be of no force or effect with respect to such greater portion thereof and the Assignor shall continue to hold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership.
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption, and obtained the written consent and approval of the General Partner of said Partnership as set forth below, effective the 1st day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Assignor

By	/s/ Paul J. Maddock 5/10/04

PAUL J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2, Assignee

By:	/s/ F. H. Northrop

F. H. NORTHROP, President of Managing Partner, Affordable Housing For America, Inc.
CONSENT OF GENERAL PARTNERS
     The undersigned, owners of the general partnership interests in LAUREL WOOD APARTMENTS, L.P., do hereby expressly approve the aforesaid transfer of a forty-seven & 50/100 percent (47.5%) limited partnership interest and the allocations of partnership interests as set forth above, and consent to the inclusion of AFFORDABLE HOUSING PARTNERSHIP NO. 2 as an additional limited partner of said Partnership.

JIM A. WATKINS, 3.984 % General Partner

ARVIL DOBSON, 1.016% General Partner
Assignment of 47.5%
Laurel Wood Apartments, L.P.

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST
IN
LEAD BAYOU, LTD.
     The undersigned signatories hereto, hereby certify and state that LEAD BAYOU, LTD., Tax ID No. 64-0730925 (Partnership), is a Mississippi limited partnership conducting business under said name and in said State; that said Partnership is the owner of a forty eight (48) units apartment project located in Cleveland, Mississippi known as Lead Bayou Apartments; and that the names and respective interests of the partners in said Partnership are as follows, to wit:
C. W. CAPPS, General Partner, owner of five percent (5%) general partnership interest; and
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, owner of a ninety-five percent (95%) limited partnership interest.
     Now therefore, in consideration of the sum of Ten and No/100 Dollars ($10.00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign a forty-seven & 50/100 percent (47.5%) limited partnership interest in said Partnership unto AFFORDABLE HOUSING PARTNERSHIP NO. 2 (Assignee) and does hereby retain on to itself, a forty-seven & 50/100 percent (47.5%) limited partnership interest in said Partnership.
     In further consideration thereof, said Assignor does hereby allocate unto said Assignee, fifty percent (50%) of the allocations to the limited partners of said Partnership for profits, losses, tax credits and RTO (Return to Owner as defined by U.S.D.A. Rural Development) for the calendar year 2004; and the Assignor does hereby authorize and direct the Partnership to account to the Assignee in the same manner and with the same force and effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledges receipt of a copy of the Partnership agreement, as amended, and by acceptance of this assignment, does herby agree to assume and to timely and faithfully perform all obligations of Assignor arising out of this assignment, and all obligations of a limited partner arising out of said Partnership agreement, as amended, from and after the effective date hereof.
     Nothing contained herein or contained in the Partnership agreement, as amended, shall cause more than an aggregate of fifty percent (50%) of Assignor’s interests in said Partnership to be transferred from the Assignor to the Assignee.
INITIALS: PJM /s/ PJM            FHN /s/ FHN
5/10/04
Assignment of 47.5%
Lead Bayou, Ltd.

     Anything contained herein or in the said Partnership agreement, as amended, to the contrary not withstanding, allocating a greater than fifty percent (50%) Aggregate interest of the Assignor in said Partnership to the Assignee shall be of no force or effect with respect to such greater portion thereof and the Assignor shall continue to hold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership.
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption, and obtained the written consent and approval of the General Partner of said Partnership as set forth below, effective the 1st day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Assignor

By	/s/ Paul J. Maddock 5/10/04

PAUL. J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2, Assignee

By	/s/ F.H. Northrop

F. H. NORTHROP, President of Managing Partner, Affordable Housing For America, Inc.
CONSENT OF GENERAL PARTNER
     The undersigned, owner(s) of a five percent (5%) general partnership interest in LEAD BAYOU, LTD. does hereby expressly approve the aforesaid transfer of a forty-seven & 50/100 percent (47.5%) limited partnership interest and the allocations of partnership interests as set forth above, and consents to the inclusion of AFFORDABLE HOUSING PARTNERSHIP NO. 2 as an additional limited partner of said Partnership.

C.W. CAPPS, General Partner
Assignment of 47.5%
 Lead Bayou, Ltd.

ASSIGNMENT OF LIMITED PARTNERSHIP INTEREST
IN
RIVERBEND APARTMENTS, LTD.
     The undersigned signatories hereto, hereby certify and state that RIVERBEND APARTMENTS, LTD., Tax ID No. 72-1101119 (Partnership), is a Louisiana limited partnership conducting business under said name and in said State; that said Partnership is the owner of a sixteen (16) units apartment project located in Delta, Louisiana, known as Riverbend Apartments; and that the names and respective interests of the partners in said Partnership are as follows, to wit:
ROY FAIR, INC., General Partner, owner of five percent (5.00%) general partnership interest; and
BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Limited Partner, owner of a ninety-five percent (95%) limited partnership interest.
     Now therefore, in consideration of the sum of Ten and No/100 Dollars ($10.00), the covenants and conditions contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP (Assignor) does hereby sell, transfer and assign a forty-seven & 50/100 percent (47.5%) limited partnership interest in said Partnership unto AFFORDABLE HOUSING PARTNERSHIP NO. 2 (Assignee) and does hereby retain on to itself, a forty-seven & 50/100 percent (47.5%) limited partnership interest in said Partnership.
     In further consideration thereof, said Assignor does hereby allocate unto said Assignee, fifty percent (50%) of the allocations to the limited partners of said Partnership for profits, losses, tax credits and RTO (Return to Owner as defined by U.S.D.A. Rural Development) for the calendar year 2004; and the Assignor does hereby authorize and direct the Partnership to account to the Assignee in the same manner and with the same force and effect as if such accounting were had and made to the Assignor.
     Assignee hereby acknowledges receipt of a copy of the Partnership agreement, as amended, and by acceptance of this assignment, does herby agree to assume and to timely and faithfully perform all obligations of Assignor arising out of this assignment, and all obligations of a limited partner arising out of said Partnership agreement, as amended, from and after the effective date hereof.
     Nothing contained herein or contained in the Partnership agreement, as amended, shall cause more than an aggregate of fifty percent (50%) of Assignor’s interests in said Partnership to be transferred from the Assignor to the Assignee.
INITIALS: PJM /s/ PJM         FHN /s/ FHN
5/10/04
Assignment of 47.5%
 Riverbend Apartments, Ltd.

     Anything contained herein or in the said Partnership agreement, as amended, to the contrary not withstanding, allocating a greater than fifty percent (50%) Aggregate interest of the Assignor in said Partnership to the Assignee shall be of no force or effect with respect to such greater portion thereof and the Assignor shall continue to hold such greater portion, together with any other interests herein specified, as a limited partner of said Partnership.
     IN WITNESS WHEREOF, the Assignor and Assignee have executed this assignment and assumption, and obtained the written consent and approval of the General Partner of said Partnership as set forth below, effective the 1st day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Assignor

By	/s/ Paul J. Maddock

PAUL J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2, Assignee

By	/s/ F.H. Northrop

F. H. NORTHROP, President of Managing Partner, Affordable Housing For America, Inc.
CONSENT OF GENERAL PARTNER
     The undersigned, owner(s) of a five percent (5%) general partnership interest in RIVERBEND APARTMENTS, LTD. does hereby expressly approve the aforesaid transfer of a forty-seven & 50/100 percent (47.5%) limited partnership interest and the allocations of partnership interests as set forth above, and consents to the inclusion of AFFORDABLE HOUSING PARTNERSHIP NO. 2 as an additional limited partner of said Partnership.

ROY FAIR, INC., General Partner

By

ROY FAIR, President
Assignments of 47.5%
Riverbend Apartments, Ltd.

CONTRACT TO PURCHASE
LIMITED PARTNERSHIP INTERESTS
     THIS AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, Tax ID No. 11 -3022123 (Seller), and AFFORDABLE HOUSING PARTNERSHIP NO. 2, an Oklahoma general partnership (Buyer), Tax ID No. 76-0747432.
     WHEREAS, the Seller warrants that it is the owner of the following partnership interests, which are unencumbered except for the obligations outlined in that certain JOINT PLAN OF REORGANIZATION OF 52 DEBTORS DATED MAY 9, 1990, approved by the United States Bankruptcy Court of the Eastern District of New York (Plan), to wit:
•	A ninety-five percent (95%) limited partnership interest in CANAL TOWN ASSOCIATES, a New York limited partnership, Tax ID No. 16-1308165, and owner of M.H. Armstrong Apartments, a 6 units apartment project located in Canasta, New York;

•	A ninety-five percent (95%) limited partnership interest in CLE ELUM APARTMENT ASSOCIATES, a Washington limited partnership, Tax ID No. 91-1365708, and owner of Cle Elum Manor Apartments, a 20 units apartment project located in Cle Elum, Washington;

•	A ninety-nine percent (99%) limited partnership interest in CLEVELAND COURTS, LTD., a Mississippi limited partnership, Tax ID No. 64-0731601, and owner of Cleveland Court Apartments, an 18 units apartment project located in Cleveland, Mississippi;

•	A ninety-nine percent (99%) limited partnership interest in EAST MAGNOLIA VILLAGE, L.P., a Mississippi limited partnership, Tax ID No. 64-0699384, and owner of East Magnolia Village, a 24 units apartment project located in Port Gibson, Mississippi;

•	A ninety-nine percent (99%) limited partnership interest in ELLIOTT MANOR, LTD., a Kentucky limited partnership, Tax ID No. 61-1213080, and owner of Elliott Manor Apartments, a 24 units apartment project located in Sandy Hook, Kentucky;

•	A ninety-five percent (95%) limited partnership interest in FRANKLIN VISTA II, LTD., a New Mexico limited partnership, Tax ID No. 85-0359232, and owner of Franklin Vista II Apartments, a 28 units apartment project located in Anthony, New Mexico;

•	A ninety- nine percent (99%) limited partnership interest in GILMAN SENIOR APARTMENTS L.P., a Missouri limited partnership, Tax ID No. 43-1546702, and owner of Gilman Senior Apartments, a 6 units apartment project located in Gilman City, Missouri;

•	A ninety-five percent (95%) limited partnership interest in HITCHCOCK HOUSING, LTD., a Texas limited partnership, Tax ID No. 76-0136950, and owner of Mesquete Woods Apartments, a 40 units apartment project located in Hitchcock, Texas;

•	A ninety-five percent (95%) limited partnership interest in HURRICANE, LTD., a Utah limited partnership, Tax ID No. 88-0209793, and owner of Hurricane Apartments, a 24 units apartment project located in Hurricane, Utah;

•	A ninety-nine percent (99%) limited partnership interest in KENT SUMMIT, LTD., a Kentucky limited partnership, Tax ID No. 61-1200457, and owner of Kent Summit Apartments, an 8 units apartment project located in Shelbyville, Kentucky;
INITIALS: PJM /s/ PJM        FHN /s/ FHN
5/10/04
Bayfield — Affordable 2 Contract
15 LP interests

•	A ninety-five percent (95%) limited partnership interest in KINGSWOOD II, LTD., a Mississippi limited partnership, Tax ID No. 64-0748372, and owner of Kingswood II Apartments, a 24 units apartment project located in Mt. Olive, Mississippi;

•	A ninety-five percent (95%) limited partnership interest in LAKECREST, LTD., a Kentucky limited partnership, Tax ID No. 61-1059430, and owner of Lakecrest Apartments, a 36 units apartment project located in Elizabethtown, Kentucky;

•	A ninety-five percent (95%) limited partnership interest in LAUREL WOOD APARTMENTS, L.P., a Tennessee limited partnership, Tax ID No. 61-1213931, and owner of Laurelwood Apartments, a 35 units apartment project located in Collierville, Tennessee;

•	A ninety-five percent (95%) limited partnership interest in LEAD BAYOU, LTD., a Mississippi limited partnership Tax ID No. 64-0730925, and owner of Lead Bayou Apartments, a 48 units apartment project located in Cleveland, Mississippi; and

•	A ninety-five percent (95%) limited partnership interest in RIVERBEND APARTMENTS, LTD., a Louisiana limited partnership, Tax ID No. 72-1101119, and owner of Riverbend Apartments, a 16 units apartment project located in Delta, Louisiana;
and that each of the aforesaid limited partnerships has mortgage financing through Rural Development, an agency of the United States Department of Agriculture (RD), and receives rental assistance from RD because of a restrictive use provision for low-income housing.
     WHEREAS, the Seller desires to sell, and Buyer desires to buy, fifty percent (50%) of the aforesaid interest of Seller in each of said fifteen (15) limited partnerships.
     NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. SALE PRICES: The purchase prices for the sale of fifty percent (50%) of the aforesaid interest of Seller in each of said fifteen (15) limited partnerships shall be as follows:

•	CANAL TOWN ASSOCIATES	$1,500.00
•	CLE ELUM APARTMENT ASSOCIATES	6,000.00
•	CLEVELAND COURTS, LTD.	8,500.00
•	EAST MAGNOLIA VILLAGE, L.P.	9,000.00
•	ELLIOTT MANOR, LTD.	14,500.00
•	FRANKLIN VISTA II, LTD.	15,000.00
•	GILMAN SENIOR APARTMENTS, L.P.	1,500.00
•	HITCHCOCK HOUSING, LTD.	22,500.00
•	HURRICANE, LTD.	15,000.00
•	KENT SUMMIT, LTD.	3,500.00
•	KINGSWOOD II, LTD.	8,000.00
•	LAKECREST, LTD.	9,000.00
•	LAURELWOOD APARTMENTS, L.P.	14,000.00
•	LEAD BAYOU, LTD.	24,000.00
•	RIVERBEND APARTMENTS, LTD.	8,000.00

	Total	$160,000.00
INITIALS: PJM /s/ PJM         FHN /s/ FHN
5/10/04
Bayfield—Affordable 2 Contract
15 LP interests

The aforesaid purchase prices shall be paid by Buyer to Seller at time of closing. In the event of partial rescission of this contract as provided in paragraph 5 below, the total amount to be paid by Buyer to Seller at time of closing shall be reduced accordingly.
     2. COMMISSIONS: The parties hereto acknowledge that REMS has brokered this contract and the options provided herein, and Buyer does hereby agree to be solely responsible for any and all sales commissions, fees and expenses that may be due and owing REMS in connection with said brokerage services.
     3. CERTIFICATION: The Buyer, by execution of this agreement, hereby certifies and states that it is acquiring the limited partnership interests of Seller as provided herein for its own account and for investment, and not with a view toward the distribution or resale thereof within the meaning of the Securities and Exchange Act.
     4. DOCUMENTS: Seller shall, within ten (10) days after execution of this contract, deliver to Buyer the following documents on each of the aforesaid fifteen (15) limited partnerships, to wit:
•	Copy of partnership agreement and all amendments thereto;

•	Proof of good standing in State of formation;

•	Copies of State and Federal 2003 income tax returns;

•	Copies of most recent Form RD 1930-7 (budget/expenses) and Form RD 1930-8 (balance sheet);

•	Copies of promissory note(s) and mortgages(s) in favor of RD;

•	Copy of recorded real estate deed(s) showing limited partnership as owner of apartment project; and

•	Copy of current property management contract approved by RD.
Seller shall deliver to Buyer any additional documents requested by Buyer which may be reasonable and appropriate for Buyer to verify the financial condition of Seller, the ownership by Seller of each of the aforesaid fifteen (15) limited partnership interests, and the financial condition and compliance with RD regulations of each of the aforesaid fifteen (15) limited partnerships.
     5. RESCISSION: Buyer has entered into this contract anticipating certain income tax advantages to ownership of the aforesaid fifteen (15) limited partnership interests, and closing this contract is contingent upon Buyer’s examination of the documents referred to in paragraph 4 above, and the determination by Buyer that each of the aforesaid fifteen (15) limited partnerships is in satisfactory financial condition and in good standing with RD Buyer may, with or without cause, rescind this contract in part by electing not to purchase one or more of the aforesaid fifteen (15) limited partnership interests, or rescind this contract in its entirety, at any time prior to the closing date by mailing a written notice of partial or total recession to the Seller at the address shown herein.
     6. ALLOCATIONS: As additional consideration for payment of each purchase price paid by Buyer, Seller shall allocate to Buyer at the closing, fifty percent (50%) of the allocations to the limited partner of said limited partnership, for profits, losses, tax credits and RTO (Return to Owner as defined by RD) for the calendar year of 2004, subject to the limitations as provided in the aforesaid Plan.
     7. ASSIGNMENTS: For each limited partnership interest sold by Seller and purchased by Buyer, Seller shall individually execute an assignment of the limited partnership interest on an assignment form approved by Buyer, obtain the signature of the general partner(s) of said limited partnership on the assignment form consenting to the transfer of the limited partnership interest and the allocations of partnership interests, and deliver the executed assignment to Buyer at time of closing.
     8. OPTIONS: At closing of this contract, Seller shall grant to Buyer, or to its assigns, options to purchase the remaining limited partnership interests of Seller in the aforesaid fifteen (15) limited partnerships, subject to obtaining approval at time of closing of each sale by a majority in interest of the Seller’s limited partners. The option prices to be paid by Buyer at time of closing of this contract, shall be One Thousand and No/100 Dollars
INITIALS: PJM /s/ PJM          FHN /s/ FHN
5/10/04
Bayfield — Affordable 2 Contract
15 LP interests

($1,000.00) per limited partnership interest. The options shall not be exercisable until one year and one day has elapsed from the execution thereof, and the purchase prices, if the options are exercised, shall be as follows:

•	CANAL TOWN ASSOCIATES	$2,500.00
•	CLE ELUM APARTMENT ASSOCIATES	7,000.00
•	CLEVELAND COURTS, LTD.	9,500.00
•	EAST MAGNOLIA VILLAGE, L.P.	10,000.00
•	ELLIOTT MANOR, LTD.	15,500.00
•	FRANKLIN VISTA II, LTD.	16,000.00
•	GILMAN SENIOR APARTMENTS, L.P.	2,500.00
•	HITCHCOCK HOUSING, LTD.	23,500.00
•	HURRICANE, LTD.	16,000.00
•	KENT SUMMIT, LTD.	4,500.00
•	KINGSWOOD II ASSOCIATES, LTD.	9,000.00
•	LAKECREST, LTD.	10,000.00
•	LAURELWOOD APARTMENTS, L.P.	15,000.00
•	LEAD BAYOU, LTD.	25,000.00
•	RIVERBEND APARTMENTS, LTD.	9,000.00

	Total	$175,000.00
     9. CLOSING: This contract shall be closed at the office of REAL ESTATE MARKETING SERVICES, L.L.C. (REMS), 5100 East Skelly Drive, Suite 400, Tulsa, Oklahoma 74135 at a date and time to be determined by REMS, but within thirty (30) days of the date of execution of this contract.
     10. JURISDICTION: Venue and jurisdiction of this contract and all attendant documents shall be Tulsa County, Oklahoma, and said contract and documents shall be interpreted under the laws of the State of Oklahoma.
     11. FACSIMILE: The execution of this agreement and the execution of any subsequent documents requiring the signatures of the parties hereto may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
     IN WITNESS WHEREOF, the undersigned have executed and delivered this agreement in duplicate effective the 15th day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP 1424 West Century Avenue, Suite 102 Bismarck, North Dakota 58503

By	/s/ Paul J. Maddock 5/10/04

PAUL J. MADDOCK, President of General/Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2 5100 East Skelly Drive, Suite 400 Tulsa, Oklahoma 74135

By	/s/ F.H. Northrop

F. H. NORTHROP, President of Managing Partner, Affordable Housing For America, Inc.
Bayfield — Affordable 2 Contract
15 LP interests

AMENDMENT TO
CONTRACT TO PURCHASE
LIMITED PARTNERSHIP INTERESTS
     THIS AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, Tax ID No. 11-3022123 (Seller), and AFFORDABLE HOUSING PARTNERSHIP NO. 2, an Oklahoma general partnership, Tax ID No. 76-0747432 (Buyer).
     WHEREAS, the parties entered into that certain Contract to Purchase Limited Partnership Interests the 15th day of April, 2004 for the purchase of between forty-four and one-half percent (44.5%) and fifty percent (50%) of the interest of Seller in each of fifteen (15) limited partnerships (the “Contract”).
WHEREAS, the parties are desirous of amending the Contract as herein provided.
NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     I. The Paragraph “1. SALE PRICES” is hereby amended in its entirety as follows:
“1.	SALE PRICES: The purchase prices for the sale of between forty-four and one-half percent (44.5%) and fifty percent (50%) of the aforesaid interest of Seller in each of said fifteen (15) limited partnerships shall be as follows:

• CANAL TOWN ASSOCIATES	$1,500.00
• CLE ELUM APARTMENT ASSOCIATES	6,000.00
• CLEVELAND COURTD, LTD.	8,500.00
• EAST MAGNOLIA VILLAGE, LTD.	9,000.00
• ELLIOTT MANOR, LTD.	14,500.00
• FRANKLIN VISTA II LTD.	15,000.00
• GILMAN SENIOR APARTMENTS, L.P.	1,500.00
• HITCHCOCK HOUSING, LTD.	22,500.00
• HURRICANE, LTD.	15,000.00
• KENT SUMMIT, LTD.	3,500.00
• KINGSWOOD II ASSOCIATES, LTD.	8,000.00
• LAKECREST, LTD.	9,000.00
• LAURELWOOD APARTMENTS, LTD.	14,000.00
• LEAD BAYOU, LTD.	24,000.00
• RIVERBEND APARTMENTS, LTD.	8,000.00

Total	$160,000.00
INITIALS: PJM /s/ PJM FHN /s/ FHN
Bayfield — Affordable 2 Amendment to Contract
15 LP interests

“plus the assumption of (i) the 8% interest still due by Seller to many of the Operating Partnerships payable pursuant to Article 15 (1)(a)(ii) of the Plan as a first priority from the proceeds of any Capital Events in the aggregate amount of approximately $140,000 and (ii) between forty-four and one-half percent (44.5%) and fifty percent (50%), whichever is applicable, of Seller’s obligations as the Limited Partner under each of the said limited partnership’s Partnership Agreement as amended by the Plan from on and after the date of Closing (the “Purchase Prices”).
“The aforesaid Purchase Prices shall be paid by Buyer to Seller at time of closing.
II. In all other respects, the Contact is hereby ratified and confirmed by the undersigned parties.
IN WITNESS WHEREOF, the undersigned have executed and delivered this agreement effective the 15th day of June, 2004.

BAYFIELD LOW INCOME HOUSING
LIMITED PARTNERSHIP
1424 West Century Avenue, Suite 102
Bismarck, North Dakota 58503

By	/s/ Paul J. Maddock 6/30/04

PAUL J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2 5100 East Skelly Drive, Suite 400 Tulsa, Oklahoma 74135

By:	/s/ F.H. Northrop

F. H. NORTHROP, President of Managing Partner, Affordable Housing For America, Inc.
Bayfield — Affordable 2 Amendment to Contract
15 LP interests

OPTION TO PURCHASE LIMITED PARTNERSHIP INTEREST
IN
CANAL TOWN ASSOCIATES
          THIS OPTION AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, (Grantor), and AFFORDABLE HOUSING PARTNERSHIP NO. 2, an Oklahoma general partnership (Grantee), in compliance with an option provision contained in that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS entered into by the parties hereto on the 15th day of April, 2004, and closed concurrently with the execution of this option agreement.
          WHEREAS, after said closing, the Grantor remains the owner of a forty-seven & 50/100 percent (47.5%) limited partnership interest in CANAL TOWN ASSOCIATES, a New York limited partnership, Tax ID No. 16-1308165, and record owner of M.H. Armstrong Apartments, a six (6) units apartment project located in Canasta, New York.
          NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. OPTION: For and in consideration of One Thousand & No/100 Dollars ($1,000.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants unto Grantee, or its assigns, the exclusive and irrevocable option and right to purchase, under the conditions hereinafter provided, the aforesaid forty-seven & 50/100 percent (47.5%) limited partnership interest which includes all of the Grantor’s remaining partnership interests in equity, profits, losses and tax credits in said limited partnership.
     2. PURCHASE PRICE: The purchase price shall be Two Thousand Five Hundred & No/100 Dollars ($2,500.00) to be paid by Grantee to Grantor at time of closing.
     3. EXERCISE OF OPTION: Grantee may exercise this option at anytime prior to the closing date as provided herein, by sending a written notice to Grantor indicating Grantee’s desire to exercise the option and the date on which the closing shall take place.
     4. NOTICES: Notices or other communications to be given hereunder shall be sent to the parties at the addresses shown below or at such other address as either party may hereafter designate in writing.
INITIALS: PJM /s/ PJM FHN /s/ FHM
5/10/04
Bayfield — Affordable 2 Option
Canal Town Associates

     5. CLOSING: If Grantee exercises this option, closing may not occur prior to the 1st day of May, 2005, but must occur on or before the 31st day of May, 2005, unless the closing date is otherwise extended by mutual written agreement of the parties. Closing shall take place at the office of the Grantee, the address of which is shown below. Unless exercised and closed on or before the closing date in accordance with the terms hereof, this option shall expire and become void and of no further force and effect.
     6. ASSIGNMENT: Upon receipt of the purchase price, Grantor shall execute an assignment of the limited partnership interest on an assignment form approved by Grantee, obtain the signature of the general partner of said limited partnership on the assignment form consenting to the transfer of the limited partnership interest, and deliver the executed assignment to Grantee at time of closing.
     7. JURISDICTION: Venue and jurisdiction of this option agreement and all attendant documents shall be Tulsa County, Oklahoma, and said option agreement and documents shall be interpreted under the laws of the State of Oklahoma.
     8. FACSIMILE: The execution of this option agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
          IN WITNESS WHEREOF, the undersigned Grantor and Grantee have executed and delivered this option agreement effective the 1st day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Grantor
1424 West Century Avenue, Suite 102
Bismarck, North Dakota 58503

By	/s/ Paul J. Maddock

PAUL J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Grantee
5100 East Skelly Drive, Suite 400
Tulsa, Oklahoma 74135

By	/s/ F. H. Northrop

F. H. NORTHROP, President of Managing Partner, Affordable Housing For America, Inc.
Bayfield — Affordable 2 Option
Canal Town Associates

OPTION TO PURCHASE LIMITED PARTNERSHIP INTEREST
IN
CLE ELUM APARTMENT ASSOCIATES
          THIS OPTION AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, (Grantor), and AFFORDABLE HOUSING PARTNERSHIP NO. 2, an Oklahoma general partnership (Grantee), in compliance with an option provision contained in that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS entered into by the parties hereto on the 15th day of April, 2004, and closed concurrently with the execution of this option agreement.
          WHEREAS, after said closing, the Grantor remains the owner of a forty-seven & 50/100 percent (47.5%) limited partnership interest in CLE ELUM APARTMENT ASSOCIATES, a Washington limited partnership, Tax ID No. 91-1365708, and record owner of Cle Elum Manor Apartments, a twenty (20) units apartment project located in Cle Elum, Washington.
          NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. OPTION: For and in consideration of One Thousand & No/100 Dollars ($1,000.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants unto Grantee, or its assigns, the exclusive and irrevocable option and right to purchase, under the conditions hereinafter provided, the aforesaid forty-seven & 50/100 percent (47.5%) limited partnership interest which includes all of the Grantor’s remaining partnership interests in equity, profits, losses and tax credits in said limited partnership.
     2. PURCHASE PRICE: The purchase price shall be Seven Thousand & No/100 Dollars ($7,000.00) to be paid by Grantee to Grantor at time of closing.
     3. EXERCISE OF OPTION: Grantee may exercise this option at anytime prior to the closing date as provided herein, by sending a written notice to Grantor indicating Grantee’s desire to exercise the option and the date on which the closing shall take place.
     4. NOTICES: Notices or other communications to be given hereunder shall be sent to the parties at the addresses shown below or at such other address as either party may hereafter designate in writing.
INITIALS: PJM /s/ PJM FHN /s/ FHN
5/10/04
Bayfield — Affordable 2 Option
Cle Elum Apartment Associates

     5. CLOSING: If Grantee exercises this option, closing may not occur prior to the 1st day of May, 2005, but must occur on or before the 31st day of May, 2005, unless the closing date is otherwise extended by mutual written agreement of the parties. Closing shall take place at the office of the Grantee, the address of which is shown below. Unless exercised and closed on or before the closing date in accordance with the terms hereof, this option shall expire and become void and of no further force and effect.
     6. ASSIGNMENT: Upon receipt of the purchase price, Grantor shall execute an assignment of the limited partnership interest on an assignment form approved by Grantee, obtain the signature of the general partner of said limited partnership on the assignment form consenting to the transfer of the limited partnership interest, and deliver the executed assignment to Grantee at time of closing.
     7. JURISDICTION: Venue and jurisdiction of this option agreement and all attendant documents shall be Tulsa County, Oklahoma, and said option agreement and documents shall be interpreted under the laws of the State of Oklahoma.
     8. FACSIMILE: The execution of this option agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
          IN WITNESS WHEREOF, the undersigned Grantor and Grantee have executed and delivered this option agreement effective the 1st day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, Grantor
1424 West Century Avenue, Suite 102
Bismarck, North Dakota 58503

By	/s/ Paul J. Maddock 5/10/04

PAUL J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Grantee
5100 East Skelly Drive, Suite 400
Tulsa, Oklahoma 74135

By	/s/ F. H. Northrop

F. H. NORTHROP, President of Managing Partner, Affordable Housing For America, Inc.
Bayfield — Affordable 2 Option
Cle Elum Apartment associates

OPTIONS TO PURCHASE LIMITED PARTNERSHIP INTERESTS
IN
CLEVELAND COURTS, LTD.
          THIS OPTIONS AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, (Grantor), and AFFORDABLE HOUSING PARTNERSHIP NO. 2, an Oklahoma general partnership (Grantee), in compliance with an option provision, contained in that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS entered into by the parties hereto on the 15th day of April, 2004, and closed concurrently with the execution of this options agreement.
          WHEREAS, after said closing, the Grantor remains the owner of a sixty-six percent (66%) limited partnership interest in CLEVELAND COURTS, LTD, Tax ID No. 64-0731601 (Partnership), a Mississippi limited partnership, and record owner of Cleveland Court Apartments, an eighteen (18) unit apartment project located in Cleveland, Mississippi.
          NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. OPTIONS: For and in consideration of One Thousand & No/100 Dollars ($1,000.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants unto Grantee, or its assigns, (a) an exclusive and irrevocable one year option and right to purchase, under the conditions hereinafter provided, a forty-nine percent (49%) limited partnership interest, and (b) an exclusive and irrevocable two year option and right to purchase, under the conditions hereinafter provided, a seventeen percent (17%) limited partnership interest, said options together include all of the Grantor’s remaining partnership interests in equity, profits, losses and tax credits in said limited partnership.
     2. PURCHASE PRICES: The purchase prices shall be Nine Thousand Five Hundred & No/100 Dollars ($9,500.00) for the one year option, and Three Thousand One Hundred Two & No/100 Dollars ($3,102.00) for the two year option, to be paid by Grantee to Grantor at time of closing.
     3. EXERCISE OF OPTIONS: Grantee may exercise the one year option at anytime prior to the one year option closing date as provided herein, and may exercise the two year option at any time after the closing of the one year option but prior to the two year option closing date, by sending a written notice to Grantor indicating Grantee’s desire to exercise the option and the date on which the closing shall take place.
     4. NOTICES: Notices or other communications to be given hereunder shall be sent to the parties at the addresses shown below or at such other address as either party may hereafter designate in writing.
INITIALS: PJM /s/ PJM FHN /s/ FHN
7/29/04
Bayfield—Affordable 2 Options
Cleveland Courts Apartments, Ltd.

     5. CLOSINGS: If Grantee exercises the one year option, closing may not occur prior to the 1st day of May, 2005, but must occur on or before the 31st day of May, 2005. If Grantee exercises the two year option, closing may not occur for a year and a day after the closing of the one year option, but must occur on or before the 30th day of June, 2006. Either closing date may be extended by mutual written agreement of the parties. Closings shall take place at the office of the Grantee, the address of which is shown below. Unless exercised and closed on or before the closing dates in accordance with the terms hereof, these options shall expire and become void and of no farther force and effect.
     6. ASSIGNMENT: Upon receipt of each purchase price, Grantor shall execute an assignment of the limited partnership interest sold on an assignment form approved by Grantee and deliver the executed assignment to Grantee at time of closing and thereafter obtain the signatures of the general partners of said limited partnership on the assignment form consenting to the transfer of that limited partnership interest and deliver the approved assignment to Grantee within thirty (30) days after the time of closing.
     7. JURISDICTION: Venue and jurisdiction of this options agreement and all attendant documents shall be Tulsa County, Oklahoma, and said options agreement and documents shall be interpreted under the laws of the State of Oklahoma.
     8. FACSIMILE: The execution of this options agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
          IN WITNESS WHEREOF, the undersigned Grantor and Grantee have executed and delivered this options agreement effective the 15th day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Grantor
1424 West Century Avenue, Suite 102
Bismarck, North Dakota 58503

By	/s/ Paul J. Maddock

PAUL J. MADDOCK, Presided of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2, Grantee
5100 East Skelly Drive, Suite 400
Tulsa, Oklahoma 74135

By	/s/ F.H.Northrop

F. H. NORTHROP, President of Managing Partner, Affordable Housing For America, Inc.
Bayfield Affordable 2 Option
Cleveland Courts Apartments, Ltd.

OPTION TO PURCHASE LIMITED PARTNERSHIP INTEREST
IN
EAST MAGNOLIA VILLAGE, L.P.
          THIS OPTION AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, (Grantor), and AFFORDABLE HOUSING PARTNERSHIP NO. 2, an Oklahoma general partnership (Grantee), in compliance with an option provision contained in that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS entered into by the parties hereto on the 15th day of April, 2004, and closed concurrently with the execution of this option agreement.
          WHEREAS, after said closing, the Grantor remains the owner of a forty-nine & 50/100 percent (49.5%) limited partnership interest in EAST MAGNOLIA VILLAGE, L.P., a Mississippi limited partnership, Tax ID No. 64-0699384, and record owner of EAST MAGNOLIA VILLAGE, a twenty-four (24) units apartment project located in Port Gibson, Mississippi.
          NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. OPTION: For and in consideration of One Thousand & No/100 Dollars ($1,000.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants unto Grantee, or its assigns, the exclusive and irrevocable option and right to purchase, under the conditions hereinafter provided, the aforesaid forty-nine & 50/100 percent (49.5%) limited partnership interest which includes all of the Grantor’s remaining partnership interests in equity, profits, losses and tax credits in said limited partnership.
     2. PURCHASE PRICE: The purchase price shall be Ten Thousand & No/100 Dollars ($10,000.00) to be paid by Grantee to Grantor at time of closing.
     3. EXERCISE OF OPTION: Grantee may exercise this option at anytime prior to the closing date as provided herein, by sending a written notice to Grantor indicating Grantee’s desire to exercise the option and the date on which the closing shall take place.
     4. NOTICES: Notices or other communications to be given hereunder shall be sent to the parties at the addresses shown below or at such other address as either party may hereafter designate in writing.
INITIALS: PJM /s/ PJM FHN /s/ FHN
5/10/04
Bayfield-Affordable 2 Option
East Magnolia Village, L.P.

     5. CLOSING: If Grantee exercises this option, closing may not occur prior to the 1st day of May, 2005, but must occur on or before the 31st day of May, 2005, unless the closing date is otherwise extended by mutual written agreement of the parties. Closing shall take place at the office of the Grantee, the address of which is shown below. Unless exercised and closed on or before the closing date in accordance with the terms hereof, this option shall expire and become void and of no further force and effect.
     6. ASSIGNMENT: Upon receipt of the purchase price, Grantor shall execute an assignment of the limited partnership interest on an assignment form approved by Grantee, obtain the signature of the general partner of said limited partnership on the assignment form consenting to the transfer of the limited partnership interest, and deliver the executed assignment to Grantee at time of closing.
     7. JURISDICTION: Venue and jurisdiction of this option agreement and all attendant documents shall be Tulsa County, Oklahoma, and said option agreement and documents shall be interpreted under the laws of the State of Oklahoma.
     8. FACSIMILE: The execution of this option agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
          IN WITNESS WHEREOF, the undersigned Grantor and Grantee have executed and delivered this option agreement effective the 1st day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Grantor
1424 West Century Avenue, Suite 102
Bismarck, North Dakota 58503

By	/s/ Paul J. Maddock 5/10/04
PAUL J. MADDOCK, President of General Partner,
Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Grantee
5100 East Skelly Drive, Suite 400
Tulsa, Oklahoma 74135

By	/s/ F. H. Northrop

F. H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.
Bayfield — Affordable 2 Option
East magnolia Village, L.P.

OPTIONS TO PURCHASE LIMITED PARTNERSHIP INTERESTS
IN
ELLIOTT MANOR, LTD.
          THIS OPTIONS AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, (Grantor), and AFFORDABLE HOUSING PARTNERSHIP NO, 2, an Oklahoma general partnership (Grantee), in compliance with an option provision contained in that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS entered, into by the parties hereto on the 15th day of April, 2004, and closed concurrently with the execution of this options agreement,
          WHEREAS, after said closing, the Grantor remains the owner of a sixty-six percent (66%) limited partnership interest in ELLIOTT MANOR, LTD., Tax ID No. 61-1213080 (Partnership), a Kentucky limited partnership, and record owner of Elliott Manor Apartments, a twenty-four (24) unit apartment project located in Sandy Hook, Kentucky.
          NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. OPTIONS: For and in consideration of One Thousand & No/100 Dollars ($1,000.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants unto Grantee, or its assigns, (a) an exclusive and irrevocable one year option and right to purchase, under the conditions hereinafter provided, a forty-nine percent (49%) limited partnership interest, and (b) an exclusive and irrevocable two year option and right to purchase, under the conditions hereinafter provided, a seventeen percent (17%) limited partnership interest, said options together include all of the Grantor’s remaining partnership interests in equity, profits, losses and tax credits in said limited partnership.
     2. PURCHASE PRICES: The purchase prices shall be Fifteen Thousand Five Hundred & No/100 Dollars ($15,500.00) for the one year option, and Five Thousand Sixty-one & No/100 Dollars ($5,061.00) for the two year option, to be paid by Grantee to Grantor at time of closing.
     3. EXERCISE OF OPTIONS: Grantee may exercise the one year option at anytime prior to the one year option closing date as provided herein, and may exercise the two year option at any time after the closing of the one year option but prior to the two year option closing date, by sending a written notice to Grantor indicating Grantee’s desire to exercise the option and the date on which the closing shall take place.
     4. NOTICES: Notices or other communications to be given hereunder shall be sent to the parties at the addresses shown below or at such other address as either party may hereafter designate in writing.
INITIALS: PJM /s/ PJM FHN /s/ FHN
7/29/04
Bayfield—Affordable 2 Options
Elliott Manor Apartments, Ltd.

     5. CLOSINGS: If Grantee exercises the one year option, closing may not occur prior to the 1st day of May, 2005, but must occur on or before the 31st day of May, 2005. If Grantee exercises the two year option, closing may not occur for a year and a day after the closing of the one year option, but must occur on or before the 30th day of June, 2006. Either closing date may be extended by mutual written agreement of the parties. Closings shall take place at the office of the Grantee, the address of which is shown below. Unless exercised and closed on or before the closing dates in accordance with the terms hereof, these options shall expire and become void and of no further force and effect.
     6. ASSIGNMENT: Upon receipt of each purchase price, Grantor shall execute an assignment of the limited partnership interest sold on an assignment form approved by Grantee and deliver the executed assignment to Grantee at time of closing and thereafter obtain the signatures of the general partners of said limited partnership on the assignment form consenting to the transfer of that limited partnership interest and deliver the approved assignment to Grantee within thirty (30) days after the time of closing.
     7. JURISDICTION: Venue and jurisdiction of this options agreement and all attendant documents shall be Tulsa County, Oklahoma, and said options agreement and documents Shall be interpreted under the laws of the State of Oklahoma.
     8. FACSIMILE: The execution of this options agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
          IN WITNESS WHEREOF, the undersigned Grantor and Grantee have executed and delivered this options agreement effective the 15th day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Grantor
1424 West Century Avenue, Suite 102
Bismarck, North Dakota 58503

By	/s/ Paul J. Maddock 7/29/04 PAUL J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Grantee
5100 Bast Skelly Drive, Suite 400
Tulsa, Oklahoma 74135

By	/s/ F.H. Northrop

F.H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.
Bayfield-Affordable 2 Option
Elliot Manor Apartments, Ltd.

OPTION TO PURCHASE LIMITED PARTNERSHIP INTEREST
IN
FRANKLIN VISTA II, LTD.
          THIS OPTION AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, (Grantor), and AFFORDABLE HOUSING PARTNERSHIP NO. 2, an Oklahoma general partnership (Grantee), in compliance with an option provision contained in that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS entered into by the parties hereto on the 15th day of April, 2004, and closed concurrently with the execution of this option agreement.
          WHEREAS, after said closing, the Grantor remains the owner of a forty-seven & 50/100 percent (47.5%) limited partnership interest in FRANKLIN VISTA II, LTD., a New Mexico limited partnership, Tax ID No. 85-0359232, and record owner of Franklin Vista II Apartments, a twenty-eight (28) units apartment project located in Anthony, New Mexico.
          NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. OPTION: For and in consideration of One Thousand & No/100 Dollars ($1,000.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants unto Grantee, or its assigns, the exclusive and irrevocable option and right to purchase, under the conditions hereinafter provided, the aforesaid forty-seven & 50/100 percent (47.5%) limited partnership interest which includes all of the Grantor’s remaining partnership interests in equity, profits, losses and tax credits in said limited partnership.
     2. PURCHASE PRICE: The purchase price shall be Sixteen Thousand & No/100 Dollars ($16,000.00) to be paid by Grantee to Grantor at time of closing.
     3. EXERCISE OF OPTION: Grantee may exercise this option at anytime prior to the closing date as provided herein, by sending a written notice to Grantor indicating Grantee’s desire to exercise the option and the date on which the closing shall take place.
     4. NOTICES: Notices or other communications to be given hereunder shall be sent to the parties at the addresses shown below or at such other address as either party may hereafter designate in writing.
INITIALS: PJM /s/ PJM    FHN /s/ FHN
5/10/04
Bayfield — Affordable 2 Option
Franklin Vista II, Ltd.

     5. CLOSING: If Grantee exercises this option, closing may not occur prior to the 1st day of May, 2005, but must occur on or before the 31st day of May, 2005, unless the closing date is otherwise extended by mutual written agreement of the parties. Closing shall take place at the office of the Grantee, the address of which is shown below. Unless exercised and closed on or before the closing date in accordance with the terms hereof, this option shall expire and become void and of no further force and effect.
     6. ASSIGNMENT: Upon receipt of the purchase price, Grantor shall execute an assignment of the limited partnership interest on an assignment form approved by Grantee, obtain the signature of the general partner of said limited partnership on the assignment form consenting to the transfer of the limited partnership interest, and deliver the executed assignment to Grantee at time of closing.
     7. JURISDICTION: Venue and jurisdiction of this option agreement and all attendant documents shall be Tulsa County, Oklahoma, and said option agreement and documents shall be interpreted under the laws of the State of Oklahoma.
     8. FACSIMILE: The execution of this option agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
     IN WITNESS WHEREOF, the undersigned Grantor and Grantee have executed and delivered this option agreement effective the 1st day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Grantor
1424 West Century Avenue, Suite 102
Bismarck, North Dakota 58503

By	/s/ Paul J. Maddock 5/10/04
PAUL J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Grantee
5100 East Skelly Drive, Suite 400
Tulsa, Oklahoma 74135

By	/s/ F. H. Northrop

F. H. NORTHROP, President of Managing Partner, Affordable Housing For America, Inc.
Bayfield — Affordable 2 Option
Franklin Vista II, Ltd.

OPTIONS TO PURCHASE LIMITED PARTNERSHIP INTERESTS
IN
GILMAN SENIOR APARTMENTS, L.P.
          THIS OPTIONS AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, (Grantor), and AFFORDABLE HOUSING PARTNERSHIP NO. 2, an Oklahoma general partnership (Grantee), in compliance with an option provision contained in that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS entered into by the parties hereto on the 15th day of April, 2004, and closed concurrently with the execution of this options agreement.
          WHEREAS, after said closing, the Grantor remains the owner of a sixty-six and one-half percent (66.5%) limited partnership interest in GILMAN SENIOR APARTMENTS, L.P., a Missouri limited partnership, Tax ID No. 43-1546702, and record owner of Gilman Senior Apartments, a six (6) unit apartment project located, in Gilman City, Missouri.
          NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. OPTIONS: For and in consideration of One Thousand & No/100 Dollars ($1,000.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants unto Grantee, or its assigns, (a) an exclusive and irrevocable one year option and right to purchase, under the conditions hereinafter provided, a forty-nine (49%) limited partnership interest, and (b) an exclusive and irrevocable two year option and right to purchase, under the conditions hereinafter provided, a seventeen percent (17%) limited partnership interest, said options together include all of the Grantor’s remaining partnership interests in equity, profits, losses and tax credits in said limited partnership.
     2. PURCHASE PRICES: The purchase prices shall be Two Thousand Four Hundred Seventy-five & No/100 Dollars ($2,500.00) for the one year option, and Twenty-five & No/100 Dollars ($944.00) for the two year option, to be paid by Grantee to Grantor at time of closing.
     3. EXERCISE OF OPTIONS: Grantee may exercise the one year option at anytime prior to the one year option closing date as provided herein, and may exercise the two year option at any time after the closing of the one year option but prior to the two year option closing date, by sending a written notice to Grantor indicating Grantee’s desire to exercise the option and the date on which the closing shall take place.
     4. NOTICES: Notices or other communications to be given hereunder shall be sent to the parties at the addresses shown below or at such other address as either party may hereafter designate in writing.
INITIALS: PJM /s/ PJM FHN /s/ FHN
7/29/04
Bayfield—Affordable 2 Options
Gilman Senior Apartments, L.P.

     5. CLOSINGS: If Grantee exercises the one year option, closing may not occur prior to the 1st day of January, 2007, but must occur on or before the 3lst day of January, 2007. If Grantee exercises the two year option, closing may not occur for a year and a day after the closing of the one year option, but must occur on or before the 28th day of February, 2008. Either closing date may be extended by mutual written agreement of the parties. Closings shall take place at the office of the Grantee, the address of which is shown below. Unless exercised and closed on or before the closing dates in accordance with the terms hereof, these options shall expire and become void and of no further force and effect.
     6. ASSIGNMENT: Upon receipt of each purchase price, Grantor shall execute an assignment of the limited partnership interest sold on an assignment form approved by Grantee and deliver the executed assignment to Grantee at time of closing and thereafter obtain the signatures of the general partners of said limited partnership on the assignment form consenting to the transfer of that limited partnership interest and deliver the approved assignment to Grantee within thirty (30) days after the time of closing.
     7. JURISDICTION: Venue and jurisdiction of this options agreement and all attendant documents shall be Tulsa County, Oklahoma, and said options agreement and documents shall be interpreted under the laws of the State of Oklahoma.
     8. FACSIMILE: The execution of this options agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
          IN WITNESS WHEREOF, the undersigned Grantor and Grantee have executed and delivered this options agreement effective the 15th day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Grantor
1424 West Century Avenue, Suite 102
Bismarck, North Dakota 58503

By	/s/ Paul J. Maddock 7/29/04
PAUL J. MADDOCK, President of General Partner,
Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Grantee
5100 East Skelly Drive, Suite 400
Tulsa, Oklahoma 74135

By	/s/ F.H. Northrop

F.H. NORTHROP, President of Managing Partner
Affordable Housing For America, Inc.
Bayfield — Affordable 2 Option
Gilman Senior Apartments, L.P.

OPTION TO PURCHASE LIMITED PARTNERSHIP INTEREST
IN
HITCHCOCK HOUSING, LTD.
          THIS OPTION AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, (Grantor), and AFFORDABLE HOUSING PARTNERSHIP NO. 2, an Oklahoma general partnership (Grantee), in compliance with an option provision contained in that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS entered into by the parties hereto on the 15th day of April, 2004, and closed concurrently with the execution of this option agreement.
          WHEREAS, after said closing, the Grantor remains the owner of a forty-seven & 50/100 percent (47.5%) limited partnership interest in HITCHCOCK HOUSING, LTD., a Texas limited partnership, Tax ID No, 76-0136950, and record owner of Mesquete Woods Apartments, a forty (40) unit apartment project located in Hitchcock, Texas.
          NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. OPTION: For and in consideration of One Thousand & No/100 Dollars ($1,000.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants unto Grantee, or its assigns, the exclusive and irrevocable option and right to purchase, under the conditions hereinafter provided, the aforesaid forty-seven & 50/100 percent (47.5%) limited partnership interest which includes all of the Grantor’s remaining partnership interests in equity, profits, losses and tax credits in said limited partnership.
     2. PURCHASE PRICE: The purchase price shall be Twenty Three Thousand Five Hundred & No/100 Dollars ($23,500.00) to be paid by Grantee to Grantor at time of closing.
     3. EXERCISE OF OPTION: Grantee may exercise this option at anytime prior to the closing date as provided herein, by sending a written notice to Grantor indicating Grantee’s desire to exercise the option and the date on which the closing shall take place.
     4. NOTICES: Notices or other communications to be given hereunder shall be sent to the parties at the addresses shown below or at such other address as either party may hereafter designate in writing.
INITIALS: PJM /s/ PJM FHN /s/ FHN
5/10/04
Bayfield — Affordable 2 Option
Hitchcock Housing, Ltd.

     5. CLOSING: If Grantee exercises this option, closing may not occur prior to the 1st day of May, 2005, but must occur on or before the 31st day of May, 2005, unless the closing date is otherwise extended by mutual written agreement of the parties. Closing shall take place at the office of the Grantee, the address of which is shown below. Unless exercised and closed on or before the closing date in accordance with the terms hereof, this option shall expire and become void and of no further force and effect.
     6. ASSIGNMENT: Upon receipt of the purchase price, Grantor shall execute an assignment of the limited partnership interest on an assignment form approved by Grantee, obtain the signature of the general partner of said limited partnership on the assignment form consenting to the transfer of the limited partnership interest, and deliver the executed assignment to Grantee at time of closing.
     7. JURISDICTION: Venue and jurisdiction of this option agreement and all attendant documents shall be Tulsa County, Oklahoma, and said option agreement and documents shall be interpreted under the laws of the State of Oklahoma.
     8. FACSIMILE: The execution of this option agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
          IN WITNESS WHEREOF, the undersigned Grantor and Grantee have executed and delivered this option agreement effective the 1st day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Grantor
1424 West Century Avenue, Suite 102
Bismarck, North Dakota 58503

By	/s/ Paul J. Maddock 5/10/04
PAUL J. MADDOCK, President of General Partner,
Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Grantee
5100 East Skelly Drive, Suite 400
Tulsa, Oklahoma 74135

By	/s/ F.H. Northrop

F.H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.
Bayfield — Affordable 2 Option
Hitchcock Housing, Ltd.

OPTION TO PURCHASE LIMITED PARTNERSHIP INTEREST
IN
HURRICANE, LTD.
          THIS OPTION AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, (Grantor), and AFFORDABLE HOUSING PARTNERSHIP NO. 2, an Oklahoma general partnership (Grantee), in compliance with an option provision contained in that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS entered into by the parties hereto on the 15th day of April, 2004, and closed concurrently with the execution of this option agreement.
          WHEREAS, after said closing, the Grantor remains the owner of a forty-eight percent (48%) limited partnership interest in HURRICANE, LTD., a Utah limited partnership, Tax ID No. 88-0209793, and record owner of Hurricane Apartments, a twenty four (24) unit apartment project located in Hurricane, Utah.
          NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. OPTION: For and in consideration of One Thousand & No/100 Dollars ($1,000.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants unto Grantee, or its assigns, the exclusive and irrevocable option and right to purchase, under the conditions hereinafter provided, the aforesaid forty-eight percent (48%) limited partnership interest which includes all of the Grantor’s remaining partnership interests in equity, profits, losses and tax credits in said limited partnership.
     2. PURCHASE PRICE: The purchase price shall be Sixteen Thousand & No/100 Dollars ($16,000.00) to be paid by Grantee to Grantor at time of closing.
     3. EXERCISE OF OPTION: Grantee may exercise this option at anytime prior to the closing date as provided herein, by sending a written notice to Grantor indicating Grantee’s desire to exercise the option and the date on which the closing shall take place.
     4. NOTICES: Notices or other communications to be given hereunder shall be sent to the parties at the addresses shown below or at such other address as either party may hereafter designate in writing.
INITIALS: PJM /s/ PJM FHN /s/ FHN
Bayfield — Affordable 2 Option
Hurricane, Ltd

     5. CLOSING: If Grantee exercises this option, closing may not occur prior to the 1st day of May, 2005, but must occur on or before the 31st day of May, 2005, unless the closing date is otherwise extended by mutual written agreement of the parties. Closing shall take place at the office of the Grantee, the address of which is shown below. Unless exercised and closed on or before the closing date in accordance with the terms hereof, this option shall expire and become void and of no further force and effect.
     6. ASSIGNMENT: Upon receipt of the purchase price, Grantor shall execute an assignment of the limited partnership interest on an assignment form approved by Grantee, obtain the signature of the general partner of said limited partnership on the assignment form consenting to the transfer of the limited partnership interest, and deliver the executed assignment to Grantee at time of closing.
     7. JURISDICTION: Venue and jurisdiction of this option agreement and all attendant documents shall be Tulsa County, Oklahoma, and said option agreement and documents shall be interpreted under the laws of the State of Oklahoma.
     8. FACSIMILE: The execution of this option agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
          IN WITNESS WHEREOF, the undersigned Grantor and Grantee have executed and delivered this option agreement effective the 15th day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Grantor
1424 West Century Avenue, Suite 102
Bismarck, North Dakota 58503

By	/s/ Paul J. Maddock 6/30/04 PAUL J. MADDOCK, President of General Partner,
Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Grantee
5100 East Skelly Drive, Suite 400
Tulsa, Oklahoma 74135

By	/s/ F.H. Northrop

F.H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.
Bayfield — Affordable 2 Option
Hurricane, Ltd.

OPTIONS TO PURCHASE LIMITED PARTNERSHIP INTERESTS
IN
KENT SUMMIT, LTD.
THIS OPTIONS AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, (Grantor), and AFFORDABLE HOUSING PARTNERSHIP NO, 2, an Oklahoma general partnership (Grantee), in compliance with an option provision contained in that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS entered into by the parties hereto on the 15th day of April, 2004, and closed concurrently with the execution of this options agreement.
          WHEREAS, after said closing, the Grantor remains the owner of a sixty-six percent (66%) limited partnership interest in KENT SUMMIT, LTD., Tax ID No. 61-1200457 (Partnership), a Kentucky limited partnership, and record owner of Kent Summit Apartments, an eight (8) unit apartment project located in Shelbyville, Kentucky.
          NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. OPTIONS: For and in consideration of One Thousand & No/100 Dollars ($1,000.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants unto Grantee, or its assigns, (a) an exclusive and irrevocable one year option and right to purchase, under the conditions hereinafter provided, a forty-nine percent (49%) limited partnership interest, and (b) an exclusive and irrevocable two year option and right to purchase, under the condition hereinafter provided, a seventeen percent (17%) limited partnership interest, said options together include all of the Grantor’s remaining partnership interests in equity, profits, losses and tax credits in said limited partnership.
     2. PURCHASE PRICES: The purchase prices shall be Four Thousand Five Hundred & No/100 Dollars ($4,500.00) for the one year option, and One Thousand Four Hundred Sixty-nine & No/100 Dollars ($1,469.00) for the two year option, to be paid by Grantee to Grantor at time of closing.
     3. EXERCISE OF OPTIONS: Grantee may exercise the one year option at anytime prior to the one year option, closing date as provided herein, and may exercise the two year option at any time after the closing of the one year option but prior to the two year option closing date, by sending a written notice to Grantor indicating Grantee’s desire to exercise the option and the date on which the closing shall take place.
     4. NOTICES: Notices or other communications to be given hereunder shall be sent to the parties at the addresses shown below or at such other address as either party may hereafter designate in writing.
INITIALS: PJM /s/ PJM FHN /s/ FHN
7/29/04
Bayfield-Affordable 2 Options
Kent Summit Apartments, Ltd.

     5. CLOSINGS: If Grantee exercises the one year option, closing may not occur prior to the 1st day of January, 2007, but must occur on or before the 31st day of January, 2007. If Grantee exercises the two year option, closing may not occur for a year and a day after the closing of the one year option, but must occur on or before the 28th day of February, 2008, Either closing date may be extended by mutual written agreement of the parties. Closings shall take place at the office of the Grantee, the address of which is shown below. Unless exercised and closed on or before the closing dates in accordance with the terms hereof, these options shall expire and become void and of no further force and effect.
     6. ASSIGNMENT: Upon receipt of each purchase price, Grantor shall execute an assignment of the limited partnership interest sold on an assignment form approved by Grantee and deliver the executed assignment to Grantee at time of closing and thereafter obtain the signatures of the general partners of said limited partnership on the assignment form consenting to the transfer of that limited partnership interest and deliver the approved assignment to Grantee within thirty (30) days after the time of closing.
     7. JURISDICTION: Venue and jurisdiction of this options agreement and all attendant documents shall be Tulsa County, Oklahoma, and said options agreement and documents shall be interpreted under the laws of the State of Oklahoma.
     8. FACSIMILE: The execution of this options agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
          IN WITNESS WHEREOF, the undersigned Grantor and Grantee have executed and delivered this options agreement effective the 15th day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Grantor
1424 West Century Avenue, Suite 102
Bismarck, North Dakota 58503

By	/s/ Paul J. Maddock 7/29/04 PAUL J. MADDOCK, President of General Partner,
Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Grantee
5100 East Skelly Drive, Suite 400
Tulsa, Oklahoma 74135

By	/s/ F.H. Northrop

F.H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.
Bayfield — Affordable 2 Option
Gilman Senior Apartments, L.P.

OPTION TO PURCHASE LIMITED PARTNERSHIP INTEREST
IN
KINGSWOOD II, LTD.
          THIS OPTION AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, (Grantor), and AFFORDABLE HOUSING PARTNERSHIP NO. 2, an Oklahoma general partnership (Grantee), in compliance with an option provision contained in that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS entered into by the parties hereto on the 15th day of April, 2004, and closed concurrently with the execution of this option agreement.
          WHEREAS, after said closing, the Grantor remains the owner KINGSWOOD II, LTD., a Mississippi limited partnership, Tax ID No. 64-0748372, and record owner of Kingswood II Apartments, a twenty four (24) unit apartment project located in Mt. Olive, Mississippi.
          NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. OPTION: For and in consideration of One Thousand & No/100 Dollars ($1,000.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants unto Grantee, or its assigns, the exclusive and irrevocable option and right to purchase, under the conditions hereinafter provided, the aforesaid forty-seven & 50/100 percent (47.5%) limited partnership interest which includes all of the Grantor’s remaining partnership interests in equity, profits, losses and tax credits in said limited partnership.
     2. PURCHASE PRICE: The purchase price shall be Nine Thousand & No/100 Dollars ($9,000.00) to be paid by Grantee to Grantor at time of closing.
     3. EXERCISE OF OPTION: Grantee may exercise this option at anytime prior to the closing date as provided herein, by sending a written notice to Grantor indicating Grantee’s desire to exercise the option and the date on which the closing shall take place.
     4. NOTICES: Notices or other communications to be given hereunder shall be sent to the parties at the addresses shown below or at such other address as either party may hereafter designate in writing.
INITIALS: PJM /s/ PJM FHN /s/ FHN
5/10/04
Bayfield — Affordable 2 Option
Kingswood II, Ltd

     5. CLOSING: If Grantee exercises this option, closing may not occur prior to the 1st day of May, 2005, but must occur on or before the 31st day of May, 2005, unless the closing date is otherwise extended by mutual written agreement of the parties. Closing shall take place at the office of the Grantee, the address of which is shown below. Unless exercised and closed on or before the closing date in accordance with the terms hereof, this option shall expire and become void and of no further force and effect.
     6. ASSIGNMENT: Upon receipt of the purchase price, Grantor shall execute an assignment of the limited partnership interest on an assignment form approved by Grantee, obtain the signature of the general partner of said limited partnership on the assignment form consenting to the transfer of the limited partnership interest, and deliver the executed assignment to Grantee at time of closing.
     7. JURISDICTION: Venue and jurisdiction of this option agreement and all attendant documents shall be Tulsa County, Oklahoma, and said option agreement and documents shall be interpreted under the laws of the State of Oklahoma.
     8. FACSIMILE: The execution of this option agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
          IN WITNESS WHEREOF, the undersigned Grantor and Grantee have executed and delivered this option agreement effective the 1st day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Grantor
1424 West Century Avenue, Suite 102
Bismarck, North Dakota 58503

By	/s/ PAUL J. MADDOCK 5/10/04

PAUL J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Grantee
5100 East Skelly Drive, Suite 400
Tulsa, Oklahoma 74135

By	/s/ F. H. NORTHROP

F. H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.
Bayfield — Affordable 2 Option
Kingswood II, Ltd.

OPTIONS TO PURCHASE LIMITED PARTNERSHIP INTERESTS
IN
LAKECREST, LTD.
          THIS OPTIONS AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, (Grantor), and AFFORDABLE HOUSING PARTNERSHIP NO. 2, an Oklahoma general partnership (Grantee), in compliance with an option provision contained in that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS entered into by the parties hereto on the 15th day of April, 2004, and closed concurrently, with the execution of this options agreement.
          WHEREAS, after said closing, the Grantor remains the owner of a fifty & one/half percent (50.5%) limited partnership interest in LAKECREST, LTD., a Kentucky limited partnership, Tax ID No. 61-1059430, and record owner of Lakecrest Apartments, a thirty-six (36) units apartment project located in Elizabethtown, Kentucky.
          NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. OPTIONS: For and in consideration of One Thousand & No/100 Dollars ($1,000.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants unto Grantee, or its assigns, (a) an exclusive and irrevocable one year option and right to purchase, under the conditions hereinafter provided, a forty-nine & one/half percent (49.5%) limited partnership interest, and (b) an exclusive and irrevocable two year option and right to purchase, under the conditions hereinafter provided, a one percent (1.0%) limited partnership interest, said options together include all of the Grantor’s remaining partnership interests in equity, profits. losses and tax credits in said limited partnership.
     2. PURCHASE PRICES: The purchase prices shall be Nine Thousand Nine Hundred & No/100 Dollars ($9,900.00) for the one year option, and One Hundred Dollars ($100.00) for the two year option, to be paid by Grantee to Grantor at time of closing.
     3. EXERCISE OF OPTIONS: Grantee may exercise the one year option at anytime prior to the one year option closing date as provided herein, and may exercise the two year option at any time after the closing of the one year option but prior to the two year option closing date, by sending a written notice to Grantor indicating Grantee’s desire to exercise the option and the date on which the closing shall-take place.
     4. NOTICES: Notices or other communications to be given hereunder shall be sent to the parties at the addresses shown below or at such other address as either party may hereafter designate in writing.
INITIALS: PJM /s/ PJM FHN /s/ FHN
Bayfield — Affordable 2 Options
Lakecrest, Ltd.

     5. CLOSINGS: If Grantee exercises the one year option, closing may not occur prior to the 1st day of May, 2005, but must occur on or before the 31st day of May, 2005. If Grantee exercises the two year option, closing may not occur for a year and a day after the closing of the one year option, but must occur on or before the 30th day of June, 2006. Either closing date may be extended by mutual written agreement of the parties. Closings shall take place at the office of the Grantee, the address of which is shown below. Unless exercised and closed on or before the closing dates in accordance with the terms hereof, these options shall expire and become void and of no further force and effect.
     6. ASSIGNMENT: Upon receipt of each purchase price, Grantor shall execute an assignment of the limited partnership interest sold on an assignment form approved by Grantee, obtain the signature of the general partner of said limited partnership on the assignment form consenting to the transfer of that limited partnership interest, and deliver the executed assignment to Grantee at time of closing.
     7. JURISDICTION: Venue and jurisdiction of this options agreement and all attendant documents shall be Tulsa County, Oklahoma, and said options agreement and documents shall be interpreted under the laws of the State of Oklahoma.
     8. FACSIMILE: The execution of this options agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
          IN WITNESS WHEREOF, the undersigned Grantor and Grantee have executed and delivered this options agreement effective the 15th day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Grantor
1424 West Century Avenue, Suite 102
Bismarck, North Dakota 58503

By	/s/ PAUL J. MADDOCK 6/10/04

PAUL J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2, Grantee
5100 East Skelly Drive, Suite 400
Tulsa, Oklahoma 74135

By	/s/ F. H. NORTHROP

F. H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.
Bayfield — Affordable 2 Option
Lakecrest, Ltd.

OPTION TO PURCHASE LIMITED PARTNERSHIP INTEREST
IN
LAUREL WOOD APARTMENTS, L.P.
          THIS OPTION AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, (Grantor), and AFFORDABLE HOUSING PARTNERSHIP NO. 2, an Oklahoma general partnership (Grantee), in compliance with an option provision contained in that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS entered into by the parties hereto on the 15th day of April, 2004, and closed concurrently with the execution of this option agreement.
          WHEREAS, after said closing, the Grantor remains the owner LAUREL WOOD APARTMENTS, L.P., a Tennessee limited partnership, Tax ID No. 61-1213931, and record owner of Laurel Wood Apartments, a thirty five (35) unit apartment project located in Collierville, Tennessee.
          NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. OPTION: For and in consideration of One Thousand & No/100 Dollars ($1,000.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants unto Grantee, or its assigns, the exclusive and irrevocable option and right to purchase, under the conditions hereinafter provided, the aforesaid forty-seven & 50/100 percent (47.5%) limited partnership interest which includes all of the Grantor’s remaining partnership interests in equity, profits, losses and tax credits in said limited partnership.
     2. PURCHASE PRICE: The purchase price shall be Fifteen Thousand & No/100 Dollars ($15,000.00) to be paid by Grantee to Grantor at time of closing.
     3. EXERCISE OF OPTION: Grantee may exercise this option at anytime prior to the closing date as provided herein, by sending a written notice to Grantor indicating Grantee’s desire to exercise the option and the date on which the closing shall take place.
     4. NOTICES: Notices or other communications to be given hereunder shall be sent to the parties at the addresses shown below or at such other address as either party may hereafter designate in writing.
INITIALS: PJM /s/ PJM FHN /s/ FHN
5/10/04
Bayfield — Affordable 2 Option
Laurel Wood Apartments, L.P.

     5. CLOSING: If Grantee exercises this option, closing may not occur prior to the 1st day of May, 2005, but must occur on or before the 31st day of May, 2005, unless the closing date is otherwise extended by mutual written agreement of the parties. Closing shall take place at the office of the Grantee, the address of which is shown below. Unless exercised and closed on or before the closing date in accordance with the terms hereof, this option shall expire and become void and of no further force and effect.
     6. ASSIGNMENT: Upon receipt of the purchase price, Grantor shall execute an assignment of the limited partnership interest on an assignment form approved by Grantee, obtain the signature of the general partner of said limited partnership on the assignment form consenting to the transfer of the limited partnership interest, and deliver the executed assignment to Grantee at time of closing.
     7. JURISDICTION: Venue and jurisdiction of this option agreement and all attendant documents shall be Tulsa County, Oklahoma, and said option agreement and documents shall be interpreted under the laws of the State of Oklahoma.
     8. FACSIMILE: The execution of this option agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
          IN WITNESS WHEREOF, the undersigned Grantor and Grantee have executed and delivered this option agreement effective the 1st day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Grantor
1424 West Century Avenue, Suite 102
Bismarck, North Dakota 58503

By	/s/ PAUL J. MADDOCK 5/10/04

PAUL J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Grantee
5100 East Skelly Drive, Suite 400
Tulsa, Oklahoma 74135

By	/s/ F. H. NORTHROP

F. H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.
Bayfield — Affordable 2 Option
Laurelwood Apartments, Ltd.

OPTION TO PURCHASE LIMITED PARTNERSHIP INTEREST
IN
LEAD BAYOU, LTD.
          THIS OPTION AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, (Grantor), and AFFORDABLE HOUSING PARTNERSHIP NO. 2, an Oklahoma general partnership (Grantee), in compliance with an option provision contained in that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS entered into by the parties hereto on the 15th day of April, 2004, and closed concurrently with the execution of this option agreement.
          WHEREAS, after said closing, the Grantor remains the owner LEAD BAYOU, LTD., a Mississippi limited partnership, Tax ID No. 64-0730925, and record owner of Lead Bayou Apartments, a forty eight (48) unit apartment project located in Cleveland, Mississippi.
          NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. OPTION: For and in consideration of One Thousand & No/100 Dollars ($1,000.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants unto Grantee, or its assigns, the exclusive and irrevocable option and right to purchase, under the conditions hereinafter provided, the aforesaid forty-seven & 50/100 percent (47.5%) limited partnership interest which includes all of the Grantor’s remaining partnership interests in equity, profits, losses and tax credits in said limited partnership.
     2. PURCHASE PRICE: The purchase price shall be Twenty Five Thousand & No/100 Dollars ($25,000.00) to be paid by Grantee to Grantor at time of closing.
     3. EXERCISE OF OPTION: Grantee may exercise this option at anytime prior to the closing date as provided herein, by sending a written notice to Grantor indicating Grantee’s desire to exercise the option and the date on which the closing shall take place.
     4. NOTICES: Notices or other communications to be given hereunder shall be sent to the parties at the addresses shown below or at such other address as either party may hereafter designate in writing.
INITIALS: PJM /s/ PJM FHN /s/ FHN
5/10/04
Bayfield — Affordable 2 Option
Lead Bayou, Ltd

     5. CLOSING: If Grantee exercises this option, closing may not occur prior to the 1st day of May, 2005, but must occur on or before the 31st day of May, 2005, unless the closing date is otherwise extended by mutual written agreement of the parties. Closing shall take place at the office of the Grantee, the address of which is shown below. Unless exercised and closed on or before the closing date in accordance with the terms hereof, this option shall expire and become void and of no further force and effect.
     6. ASSIGNMENT: Upon receipt of the purchase price, Grantor shall execute an assignment of the limited partnership interest on an assignment form approved by Grantee, obtain the signature of the general partner of said limited partnership on the assignment form consenting to the transfer of the limited partnership interest, and deliver the executed assignment to Grantee at time of closing.
     7. JURISDICTION: Venue and jurisdiction of this option agreement and all attendant documents shall be Tulsa County, Oklahoma, and said option agreement and documents shall be interpreted under the laws of the State of Oklahoma.
     8, FACSIMILE: The execution of this option agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
          IN WITNESS WHEREOF, the undersigned Grantor and Grantee have executed and delivered this option agreement effective the 1st day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Grantor
1424 West Century Avenue, Suite 102
Bismarck, North Dakota 58503

By	/s/ PAUL J. MADDOCK 5/10/04

PAUL J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Grantee
5100 East Skelly Drive, Suite 400
Tulsa, Oklahoma 74135

By	/s/ F. H. NORTHROP

F. H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.
Bayfield — Affordable 2 Option
Lead Bayou, Ltd.

OPTION TO PURCHASE LIMITED PARTNERSHIP INTEREST
IN
RIVERBEND APARTMENTS, LTD.
          THIS OPTION AGREEMENT is hereby entered into by and between BAYFIELD LOW INCOME HOUSING LIMITED PARTNERSHIP, a Delaware limited partnership, (Grantor), and AFFORDABLE HOUSING PARTNERSHIP NO. 2, an Oklahoma general partnership (Grantee), in compliance with an option provision contained in that certain CONTRACT TO PURCHASE LIMITED PARTNERSHIP INTERESTS entered into by the parties hereto on the 15th day of April, 2004, and closed concurrently with the execution of this option agreement.
          WHEREAS, after said closing, the Grantor remains the owner RIVERBEND APARTMENTS, LTD., a Louisiana limited partnership, Tax ID No. 72-1101119, and record owner of Riverbend Apartments, a sixteen (16) unit apartment project located in Delta, Louisiana.
          NOW THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties agree as follows, to wit:
     1. OPTION: For and in consideration of One Thousand & No/100 Dollars ($1,000.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby grants unto Grantee, or its assigns, the exclusive and irrevocable option and right to purchase, under the conditions hereinafter provided, the aforesaid forty-seven & 50/100 percent (47.5%) limited partnership interest which includes all of the Grantor’s remaining partnership interests in equity, profits, losses and tax credits in said limited partnership.
     2. PURCHASE PRICE: The purchase price shall be Nine Thousand & No/100 Dollars ($9,000.00) to be paid by Grantee to Grantor at time of closing.
     3. EXERCISE OF OPTION: Grantee may exercise this option at anytime prior to the closing date as provided herein, by sending a written notice to Grantor indicating Grantee’s desire to exercise the option and the date on which the closing shall take place.
     4. NOTICES: Notices or other communications to be given hereunder shall be sent to the parties at the addresses shown below or at such other address as either party may hereafter designate in writing.
INITIALS: PJM /s/ PJM FHN /s/ FHN
5/10/04
Bayfield — Affordable 2 Option
Riverbend Apartments, Ltd

     5. CLOSING: If Grantee exercises this option, closing may not occur prior to the 1st day of May, 2005, but must occur on or before the 31st day of May, 2005, unless the closing date is otherwise extended by mutual written agreement of the parties. Closing shall take place at the office of the Grantee, the address of which is shown below. Unless exercised and closed on or before the closing date in accordance with the terms hereof, this option shall expire and become void and of no further force and effect.
     6. ASSIGNMENT: Upon receipt of the purchase price, Grantor shall execute an assignment of the limited partnership interest on an assignment form approved by Grantee, obtain the signature of the general partner of said limited partnership on the assignment form consenting to the transfer of the limited partnership interest, and deliver the executed assignment to Grantee at time of closing.
     7. JURISDICTION: Venue and jurisdiction of this option agreement and all attendant documents shall be Tulsa County, Oklahoma, and said option agreement and documents shall be interpreted under the laws of the State of Oklahoma.
     8. FACSIMILE: The execution of this option agreement and the execution of any subsequent documents requiring the signatures of the parties hereto, may be made by facsimile signatures, and such facsimile signatures shall have the same legal force and effect as original signatures.
          IN WITNESS WHEREOF, the undersigned Grantor and Grantee have executed and delivered this option agreement effective the 1st day of April, 2004.

BAYFIELD LOW INCOME HOUSING LIMITED
PARTNERSHIP, Grantor
1424 West Century Avenue, Suite 102
Bismarck, North Dakota 58503

By	/s/ PAUL J. MADDOCK 5/10/04

PAUL J. MADDOCK, President of General Partner, Megan Asset Management, Inc.

AFFORDABLE HOUSING PARTNERSHIP NO. 2,
Grantee
5100 East Skelly Drive, Suite 400
Tulsa, Oklahoma 74135

By	/s/ F. H. NORTHROP

F. H. NORTHROP, President of Managing Partner,
Affordable Housing For America, Inc.
Bayfield — Affordable 2 Option
Riverbend Apartments, L.P.